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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Hawaiian Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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Lawrence S. Hershfield	Hawaiian Holdings, Inc.
Chairman of the Board of Directors	3375 Koapaka Street, Suite G-350
Honolulu, HI 96819

April 17, 2009

To Our Stockholders:

        You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the "Annual Meeting") of Hawaiian Holdings, Inc., which will be held at the Hawaii Prince Hotel Waikiki, 100 Holomoana Street, Honolulu, HI 96815, on Wednesday, May 27, 2009, at 10:00 AM, local time.

        The attached Notice of Annual Meeting and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

        Only stockholders of record of our outstanding common stock and special preferred stock at the close of business on April 8, 2009 will be entitled to notice of and to vote at the Annual Meeting.

        Your vote, regardless of the number of shares you own, is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Please note that in order for your vote to be counted, you must complete and return the stockholder questionnaire, described in the attached Proxy Statement under "Restriction on Foreign Ownership of Voting Stock" and included on the proxy card. You may vote over the Internet, by telephone or by mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

        Thank you for your ongoing support of and continued interest in Hawaiian Holdings, Inc.

Sincerely,

Lawrence S. Hershfield
Chairman of the Board of Directors

HAWAIIAN HOLDINGS, INC.
3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(808) 835-3700

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        The 2009 Annual Meeting of Stockholders (the "Annual Meeting") of Hawaiian Holdings, Inc. (the "Company") will be held at The Hawaii Prince Hotel Waikiki, 100 Holomoana Street, Honolulu, HI 96815, on Wednesday, May 27, 2009, at 10:00 AM, local time, to consider and act upon the following matters:

  1.
  To elect eight directors from among the nominees described in this Proxy Statement.

  2.
  To approve the second amendment to the Company's 2005 Stock Incentive Plan to discontinue automatic stock option grants to non-employee directors in favor of discretionary grants.

  3.
  To transact such other business as may properly come before the Annual Meeting, or any and all adjournments or postponements thereof.

        Only stockholders of record of our outstanding common stock and special preferred stock at the close of business on April 8, 2009, the record date, will be entitled to vote at the Annual Meeting. Please note that in order for your vote to be counted, you must complete and return the stockholder questionnaire, described in this Proxy Statement under "Restriction on Foreign Ownership of Voting Stock" and included on the proxy card.

        Your Board of Directors desires to have maximum representation of stockholders at the Annual Meeting. You may vote over the Internet, by telephone or by mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options. You may revoke your proxy at any time prior to its use, by notice in writing to me, the Company's Secretary, by presentation of a later-dated proxy or by attending the Annual Meeting and voting in person.

By order of the Board of Directors,

Hoyt H. Zia
Secretary

Dated: April 17, 2009

HAWAIIAN HOLDINGS, INC.
3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(808) 835-3700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held Wednesday, May 27, 2009

        We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Hawaiian Holdings, Inc., a Delaware corporation, for use at our Annual Meeting of Stockholders, which will be held at the Hawaii Prince Hotel Waikiki, 100 Holomoana Street, Honolulu, HI 96815, on Wednesday, May 27, 2009, at 10:00 AM, local time, and any and all adjournments or postponements thereof (collectively, the "Annual Meeting"). We are holding the Annual Meeting for the purposes described in the accompanying Notice of Annual Meeting. This Proxy Statement, the proxy card and the Notice of Annual Meeting are being mailed to stockholders beginning on or about April 20, 2009. As used herein, unless the context requires otherwise, the terms "Holdings", "Company", "we", "our", and "us" refer only to Hawaiian Holdings, Inc., and the term "Hawaiian" refers only to Hawaiian Airlines, Inc., Holdings' primary operating subsidiary.

GENERAL INFORMATION

Important Notice Regarding Availability of Proxy Materials

        This Proxy Statement and our Annual Report to Stockholders are available at http://proxy.hawaiianairlines.com.

Solicitation of Proxies

        Our Board of Directors is soliciting the enclosed proxy. We will make proxy solicitations by mail, and also by telephone, facsimile transmission or otherwise, as we deem necessary. We will bear the costs of this solicitation. We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock, par value $0.01 per share (the "Common Stock"), to forward the proxy soliciting materials and stockholder questionnaires to the beneficial owners of such Common Stock and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials and stockholder questionnaires to the beneficial owners. We do not currently expect to engage an outside firm to solicit votes.

Record Date, Quorum and Voting Requirements

        Holders of shares of Common Stock and our Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock (collectively, the "Special Preferred Stock") at the close of business on April 8, 2009 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On that date, approximately 51,425,040 shares of Common Stock and one share each of the Series B Special Preferred Stock, the Series C Special Preferred Stock and the Series D Special Preferred Stock were outstanding. Each share of Common Stock and Special Preferred Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. The election of directors requires a plurality of the votes cast by the holders of shares of Common Stock and Special Preferred Stock at a meeting at which a quorum is present. Our Common Stock is listed on the NASDAQ Global Market ("NASDAQ") under the symbol "HA."

        Shares of Common Stock and Special Preferred Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy, subject to our receipt of the stockholder questionnaires described below. See "Restriction on Foreign Ownership of Voting Stock." Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the eight director nominees named in this Proxy Statement and the adoption of the second amendment to the Company's 2005 Stock Incentive Plan (the "Stock Incentive Plan"). Representatives of our transfer agent will assist us in the tabulation of the votes. Abstentions are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions have the same legal effect as a vote "against" election of the directors. Brokers who hold shares of Common Stock for the accounts of their clients must vote such shares as directed by their clients. If brokers do not receive instructions from their clients, the brokers may vote the shares in their own discretion in certain circumstances. Brokers are permitted to vote their clients' shares in their own discretion as to the election of directors. Other proposals are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." The Company will count the shares represented by broker non-votes in determining whether there is a quorum. Broker non-votes will have no effect on the outcome of the vote to approve Proposal No. 2.

Restriction on Foreign Ownership of Voting Stock

        Our Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") prohibits the ownership or control by non-U.S. citizens of more than 25% of our issued and outstanding voting stock, pursuant to U.S. Department of Transportation regulations. In order to comply with this requirement, we maintain a Foreign Stock Record to keep track of transfers of our voting stock to non-U.S. citizens. At no time will the ownership or control of shares representing more than 25% of our voting stock be registered on the Foreign Stock Record. If, at any time, we determine that the number of shares of our voting stock purportedly registered on the Foreign Stock Record exceeds 25% of the total number of shares of our voting stock, we shall remove sufficient shares from the Foreign Stock Record in reverse chronological order so that the number of shares of our voting stock registered on the Foreign Stock Record does not exceed 25% of our issued and outstanding voting stock. Shares of our voting stock that we know to be owned or controlled by non-U.S. citizens and that are not registered on the Foreign Stock Record shall not be entitled to vote until so registered.

        Before any stockholder (including any natural person, as well as any corporation or other entity) of the Company is permitted to vote its shares at the Annual Meeting, that stockholder must complete and return a stockholder questionnaire (included on the proxy card) to establish its citizenship. If any stockholder is determined not to be a U.S. citizen, that stockholder's stock will be registered on the Foreign Stock Record and voted in accordance with the Certificate of Incorporation, subject to the limitations and procedures described above.

Special Preferred Stock Designees

        As described in greater detail in the section below entitled "Security Ownership of Certain Beneficial Owners and Management—Special Preferred Stock," the International Association of Machinists and Aerospace Workers (the "IAM"), the Association of Flight Attendants (the "AFA") and the Air Line Pilots Association (the "ALPA") (collectively, the "Unions") hold one share of the Company's Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock, respectively, that, in accordance with our Amended By-Laws, entitle each Union to nominate one director (each such director, a "Special Preferred Stock Designee"). Mr. Sean Kim is the IAM's designee to the Board of Directors and Mr. William S. Swelbar is the AFA's designee to the Board of Directors. Eric C.W. Nicolai had served as the ALPA's designee to the Board of Directors until his resignation from the Board of

Directors effective as of April 1, 2009. The ALPA has nominated Duane Woerth, a former president of the ALPA, to serve as Mr. Nicolai's successor. It is anticipated that the Board of Directors will act on this nomination prior to the Annual Meeting. The Special Preferred Stock Designees are not elected by the holders of the Common Stock, and their election is, accordingly, not to be considered at the Annual Meeting.

Dissenters' Rights

        Under Delaware law, you are not entitled to any dissenters' rights with respect to the election of directors described in this Proxy Statement.

Revocability of Proxy

        Giving the enclosed proxy does not preclude your right to vote in person if you so desire. You may revoke your proxy at any time prior to its exercise by notifying our Secretary in writing, by giving us a later-dated proxy, or by attending the Annual Meeting and voting in person.

 CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        We are committed to adopting and adhering to sound corporate governance principles. Having such principles is essential to operating our business efficiently and to maintaining our integrity and reputation in the marketplace. Our Board of Directors has been active in corporate governance initiatives. All of the charters of our Board Committees and our Code of Ethics are available on the Investor Relations section of our website at http://www.hawaiianairlines.com.

Board Independence

        The Governance and Nominating Committee and the Board of Directors assess the independence of the directors at least annually. The assessment is based upon the applicable NASDAQ listing standards, the federal securities laws and the regulations promulgated by the Securities and Exchange Commission (the "SEC") thereunder. During the annual assessment of director independence, the Governance and Nominating Committee and the Board of Directors consider transactions and relationships between the Company or its subsidiaries or affiliates, on the one hand, and each director, members of his or her immediate family, or other entities with which he or she is affiliated, on the other hand. Based on the review and recommendation by the Governance and Nominating Committee, the Board of Directors has affirmatively determined that a majority of its members and each member of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee is independent within the meaning of the applicable NASDAQ listing standards and the SEC's director independence standards. The independent directors are named below under "Election of Directors."

Meetings of the Board and Committees

        The Board of Directors has established the following committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Executive Committee. Each of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee has a committee charter developed under the leadership of its committee chair. Copies of the committee charters are available on the Company's website at http://www.hawaiianairlines.com.

        The Board of Directors held 11 formal meetings and acted by unanimous written consent 1 time during the year ended December 31, 2008. Each director attended at least 75% of the meetings of the Board of Directors and committee meetings that he or she was obligated to attend. Our policy regarding attendance at Board of Directors meetings is that we expect directors to make every effort to attend all Board of Directors meetings, recognizing that scheduling difficulties may at times arise. We do not have a policy with regard to the attendance by directors at the Company's annual meeting of stockholders. The membership and function of each committee during the last fiscal year are described below.

        Members acting on the committees of the Board of Directors during the year were:

	Audit Committee	Compensation Committee	Governance and Nominating Committee	Executive Committee
Gregory S. Anderson(1)	Chair		Member
L. Todd Budge	Member	Member
Donald J. Carty(1)	Member	Member		Member
Mark B. Dunkerley				Member
Thomas B. Fargo(2)
Lawrence S. Hershfield		Member(3)		Chair
Randall L. Jenson			Member(3)
Bert T. Kobayashi, Jr.	Member	Member	Chair
Crystal K. Rose		Chair	Member	Member

(1)
Mr. Carty resigned from the Board of Directors and from each committee on which he served in February 2007. Mr. Anderson replaced Mr. Carty as Chairperson of the Audit Committee in February 2007. In April 2008, Mr. Carty was re-appointed to the Board of Directors and to each of the Audit, Compensation and the Executive Committees of the Board of Directors.

(2)
Mr. Fargo resigned from the Board of Directors and from each committee on which he served in October 2008.

(3)
Mr. Hershfield was appointed to the Compensation Committee in February 2009, and Mr. Jenson was appointed to the Governance and Nominating Committee in February 2009.

Audit Committee

        We have a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to the Audit Committee charter, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. Its principal functions are to: (i) oversee the integrity of our financial statements and other financial information provided by us to any governmental body or the public; (ii) oversee our systems of internal controls and procedures regarding finance, accounting, disclosures and legal compliance with applicable laws and regulations; and (iii) monitor the performance of the internal auditors and the independence, qualifications and performance of the independent registered public accounting firm and pre-approve services provided by the independent registered public accounting firm. The Board of Directors has determined that Mr. Anderson and Mr. Carty satisfy the criteria set forth in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act to serve as an "audit committee financial expert" on the Audit Committee. The Audit Committee met 8 times in 2008 and did not act by unanimous written consent during 2008. The report of the Audit Committee is included on page 48 of this Proxy Statement.

Compensation Committee

        The Compensation Committee has overall responsibility for evaluating and approving executive officer and director compensation plans, policies and programs of the Company, as well as all equity-based and incentive compensation plans and policies. The Compensation Committee oversees the annual review and approval of corporate goals and objectives relevant to the compensation of executive officers, the evaluation of the performance of the executive officers in light of those goals and objectives, and the determination and approval of such officers' compensation based on the evaluations. The Compensation Committee may delegate its authority to subcommittees or individuals as the Compensation Committee may deem appropriate, except to the extent such delegation would violate any applicable tax or securities laws or the rules and regulations of NASDAQ. The Compensation Committee met 8 times in 2008 and did not act by unanimous written consent during 2008. The report of the Compensation Committee is included on page 27 of this Proxy Statement.

Governance and Nominating Committee

        The principal functions of the Governance and Nominating Committee are to: (i) monitor and oversee matters of corporate governance, including the evaluation of Board of Director performance and processes and the independence of directors, and (ii) identify, select, evaluate and recommend to the Board of Directors qualified candidates for election or appointment to the Board of Directors.

        The Governance and Nominating Committee will consider potential nominees brought to its attention by any director or officer of the Company and will consider such candidates based on their achievement in business, education or public service, experience (including management experience in a public company), background, skills, expertise, accessibility and availability to serve effectively on the Board of Directors. The Governance and Nominating Committee will also consider nominees recommended in good faith by stockholders. As described further herein under the section entitled "Stockholder Proposals," stockholders should submit the candidate's name, credentials, contact information and his or her written consent to be considered as a candidate to the Governance and Nominating Committee to the Secretary of the Company at 3375 Koapaka Street, Suite G-350, Honolulu, HI 96819 no earlier than 120 days or later than 90 days prior to the first anniversary of the Annual Meeting. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). Such stockholder recommended candidates will be evaluated in the same manner as candidates nominated by any other person. We do not pay any fees to any third parties for assisting us with nominations and evaluations of candidates for director, nor do we obtain such services from third parties.

        The Governance and Nominating Committee also recommends to the Board of Directors the assignment of directors to committees, including the designation of committee chairs. In addition, the Governance and Nominating Committee also recommends to the Board of Directors the amount and form of compensation payable to the directors. The Governance and Nominating Committee met 5 times in 2008 and did not act by unanimous written consent during 2008.

Executive Committee

        The Executive Committee is empowered to act for the full Board of Directors in intervals between Board of Directors meetings, with the exception of certain matters that by law may not be delegated. The Executive Committee meets as necessary, and all actions by the Executive Committee are reported at the next Board of Directors meeting. The Executive Committee met 6 times in 2008 and did not act by unanimous written consent in 2008.

Executive Sessions of the Board of Directors

        The independent directors meet on a regular basis to review the performance of management and the Company. The presiding director at such sessions is rotated among the independent directors.

Communications with the Board of Directors

        Stockholders may send communications to the Board of Directors at the following address: 3375 Koapaka Street, Suite G-350, Honolulu, HI 96819, specifying whether the communication is directed to the entire Board of Directors, the independent directors or to a particular director.

Compensation of Directors

        The Company's compensation policy for directors has been in effect since January 1, 2005, but was amended in fiscal year 2008 as described below. Under the Company's policy for directors, each non-employee director receives an annual retainer of $35,000 plus $1,000 for each meeting of the Board of Directors that he or she attends in person and $500 for each meeting he or she attends telephonically, in each case, for meetings attended in excess of eight meetings (whether in-person or via telephone) during the twelve month period beginning June 1 of each year. The chair of the Audit Committee receives an annual retainer of $15,000, the chair of the Compensation Committee receives an annual retainer of $10,000 and the chair of the Governance and Nominating Committee receives an annual retainer of $2,000. The members of the Audit Committee and the Compensation Committee receive an annual retainer of $5,000. Prior to amendment in 2008, non-employee directors received annual grants of stock options under the terms of the Stock Incentive Plan. In May 2008, the Governance and Nominating Committee and the Compensation Committee approved granting deferred stock units ("DSUs") in lieu of stock options to non-employee directors under the Stock Incentive Plan. The Governance and Nominating Committee determined that 5,500 DSUs (8,250 DSUs in the case of the Chair) was equivalent in value to the 10,000 stock options (15,000 stock options in the case of the Chair) that would have automatically been granted under the Stock Incentive Plan. The Governance and Nominating Committee and the Compensation Committee also approved a one-time supplemental grant of 1,700 DSUs (1,750 DSUs in the case of the Chair) to each non-employee director. Grants of DSUs to directors vest over a period of three years from the grant date and the corresponding number of shares of Common Stock are delivered following the three-year vesting period. The Company has submitted a proposal to stockholders (see Proposal No. 2—Second Amendment to Stock Incentive Plan) that the Stock Incentive Plan be amended to eliminate automatic annual option grants to directors so that the Company may determine appropriate equity grant amounts to non-employee directors from year to year. Subject to stockholder approval of the Second Amendment to the Stock Incentive Plan, described below, the Governance and Nominating Committee has approved grants of 7,200 DSUs to each non-employee director other than the Chair and 10,000 DSUs to the Chair, to be made immediately following the annual meeting.

        In recognition of his contributions toward the Company's successful resolution of the Company's litigation with Mesa Air Group, Inc., described more fully below under the heading "One-Time Bonuses" in the Company's Compensation Discussion and Analysis, below, Mr Hershfield was awarded 25,000 shares of the Company's common stock on February 20, 2009. This grant will appear in the Director Compensation Table for the fiscal year ending December 31, 2009.

        The following table shows the compensation paid or accrued during the fiscal year ended December 31, 2008 to the individuals serving on the Board of Directors in 2008:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Gregory S. Anderson	68,993	10,392	20,799	41,751	141,935
L. Todd Budge	57,750	10,392	16,010	1,318	85,470
Donald J. Carty(5)	31,000	10,392	4,753	—	46,145
Thomas B. Fargo(6)	48,417	—	(3,847)	17,018	61,588
Lawrence S. Hershfield	62,417	14,433	29,857	10,630	117,337
Randall L. Jenson	47,417	10,392	20,799	906	79,514
Sean Kim	46,917	10,392	16,010	10,345	83,664
Bert T. Kobayashi, Jr.	66,250	10,392	20,799	9,423	106,864
Crystal K. Rose	61,250	10,392	16,010	28,585	116,237
William S. Swelbar	47,417	10,392	15,858	—	73,667

 Supplemental Director Compensation Table—Outstanding Stock Awards

Name(1)	Aggregate Stock Award Shares Outstanding	Award Grant Date(s)	Number of Shares	FAS 123R Grant Date Fair Value ($)
Gregory S. Anderson	7,200	5/20/2008	7,200	50,760
L. Todd Budge	7,200	5/20/2008	7,200	50,760
Donald J. Carty(5)	7,200	5/20/2008	7,200	50,760
Thomas B. Fargo(6)	—		—	—
Lawrence S. Hershfield	10,000	5/20/2008	10,000	70,500
Randall L. Jenson	7,200	5/20/2008	7,200	50,760
Sean Kim	7,200	5/20/2008	7,200	50,760
Bert T. Kobayashi, Jr.	7,200	5/20/2008	7,200	50,760
Crystal K. Rose	7,200	5/20/2008	7,200	50,760
William S. Swelbar	7,200	5/20/2008	7,200	50,760

Supplemental Director Compensation Table—Outstanding Options

Name(1)	Aggregate Option Shares Outstanding	Award Grant Date(s)	Number of Shares	FAS 123R Grant Date Fair Value ($)
Gregory S. Anderson	9,999	5/30/2007	6,666	12,465
		5/31/2006	3,333	6,499
L. Todd Budge	25,000	5/30/2007	10,000	18,700
		5/31/2006	15,000	29,250
Donald J. Carty(5)	5,000	4/8/2008	5,000	19,600
Thomas B. Fargo(6)	5,000	8/10/2005	5,000	13,200
Lawrence S. Hershfield	150,000	5/30/2007	15,000	28,050
		5/31/2006	15,000	29,250
		12/19/2005	100,000	203,685
		8/10/2005	20,000	52,800
Randall L. Jenson	110,000	5/30/2007	10,000	18,700
		5/31/2006	10,000	19,500
		12/19/2005	75,000	152,764
		8/10/2005	15,000	39,600
Sean Kim	11,666	5/30/2007	6,666	12,465
		5/31/2006	5,000	9,750
Bert T. Kobayashi, Jr.	14,999	5/30/2007	6,666	12,465
		5/31/2006	3,333	6,499
		8/10/2005	5,000	13,200
Crystal K. Rose	25,000	5/30/2007	10,000	18,700
		5/31/2006	15,000	29,250
William S. Swelbar	25,000	5/30/2007	10,000	18,700
		5/31/2006	10,000	19,500
		11/16/2005	5,000	10,650

(1)
Mark B. Dunkerley is not included in the table because he is also a named executive officer in the Summary Compensation Table below. He receives no additional compensation for his service as one of our directors.

(2)
Represents the accounting expense recognized for financial statement reporting purposes during 2008, disregarding any estimates of forfeitures but including forfeitures on an actual basis, for the fair value of deferred stock units granted to each director in 2008, as calculated in accordance with SFAS Statement No. 123(R), Share Based Payment, or SFAS 123(R). Please refer to Note 11 to our consolidated financial statements for the year ended December 31, 2008 in Hawaiian Holdings' 2008 Annual Report on Form 10-K, as filed with the SEC on February 26, 2009, for further discussion related to the assumptions used in our valuation.

(3)
Represents the accounting expense recognized for financial statement reporting purposes during 2008, disregarding any estimates of forfeitures but including forfeitures on an actual basis, for the fair value of options to purchase shares of our Common Stock granted to each director in prior years and to Mr. Carty in 2008, as calculated in accordance with SFAS 123(R). Please refer to Note 11 to our consolidated financial statements for the year ended December 31, 2008 in Hawaiian Holdings' 2008 Annual Report on Form 10-K, as filed with the SEC on February 26, 2009, for further discussion related to the assumptions used in our valuation. For information on the valuation assumptions with respect to grants made in years prior to 2008, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K. Subject to the directors' continued service, these options vest equally over three years from the grant date. Additional information regarding each director's outstanding stock options appears in the supplemental table above.

(4)
This column represents the estimated fair value of personal travel on our flights in 2008. As is customary in the airline industry, all members of our Board of Directors and their immediate family may travel without charge on our flights.

(5)
Mr. Carty resigned from the Board of Directors and from each committee on which he served in February 2007. In April 2008, Mr. Carty was re-appointed to the Board of Directors and to each of the Audit Committee and the Executive Committee of the Board of Directors. He was awarded an option to purchase 5,000 shares of the Company's Common Stock on April 8, 2008.

(6)
Mr. Fargo resigned from the Company's Board of Directors on October 20, 2008, due to personal reasons. Upon his resignation, Mr. Fargo forfeited his unvested deferred stock units and unvested stock options.

 PROPOSAL NO. 1: ELECTION OF DIRECTORS

        The Board of Directors currently consists of ten directors, nine of whom are independent directors. The Board of Directors has affirmatively determined that Mr. Gregory S. Anderson, Mr. L. Todd Budge, Mr. Donald J. Carty, Mr. Lawrence S. Hershfield, Mr. Randall L. Jenson, Mr. Sean Kim, Mr. Bert T. Kobayashi, Jr., Ms. Crystal K. Rose and Mr. William S. Swelbar are independent as defined by the NASDAQ listing standards and the applicable rules of the SEC.

        Eight directors will be elected at the Annual Meeting to serve for one-year terms and until their successors are elected and qualified. On the recommendation of the Governance and Nominating Committee, the Board of Directors has nominated Mr. Hershfield, Mr. Mark B. Dunkerley, Mr. Anderson, Mr. Budge, Mr. Carty, Mr. Jenson, Mr. Kobayashi and Ms. Rose for election to the Board of Directors at the Annual Meeting. All of the nominees are currently members of the Board of Directors, and all of the nominees have agreed to being named in this Proxy Statement and to continue to serve if elected. In the event that any such nominee is unable to serve, the proxyholders will vote for any other person that the Board of Directors designates. The election of each nominee as a director requires a plurality of the votes cast at the Annual Meeting by holders of shares entitled to vote. The proxies cannot be voted for a greater number of persons than the number of nominees. You will find each nominee's biographical information below.

        As described in greater detail in the section below entitled "Security Ownership of Certain Beneficial Owners and Management—Special Preferred Stock," the IAM, the AFA and the ALPA hold one share of the Company's Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock, respectively, that, in accordance with our Amended By-Laws, entitle each Union to nominate one director. Mr. Sean Kim is the IAM's designee to the Board of Directors and Mr. Swelbar is the AFA's designee to the Board of Directors. Mr. Eric. C.W. Nicolai had served as the ALPA's designee to the Board of Directors until his resignation from the Board of Directors effective as of April 1, 2009. The ALPA has nominated Duane E. Woerth, a former president of the ALPA, to serve as Mr. Nicolai's successor. It is anticipated that the Board of Directors will act on this nomination prior to the Annual Meeting. The Special Preferred Stock Designees are not elected by the holders of the Common Stock, and their election is, accordingly, not to be considered at the Annual Meeting.

Information Regarding Directors

        The name, age, present principal occupation or employment and five-year employment history of each of our directors is set forth below. Each of the persons listed below is a citizen of the United States. Unless otherwise noted, the business address of each person listed below is 3375 Koapaka Street, Suite G-350, Honolulu, HI 96819 and the telephone number at that address is (808) 835-3700. The Special Preferred Stock Designees are not elected by the holders of the Common Stock, and their election is, accordingly, not to be considered at the Annual Meeting.

Name	Age	Position(s)
Lawrence S. Hershfield	52	Chair of the Board of Directors
Mark B. Dunkerley	45	Director, President and Chief Executive Officer
Gregory S. Anderson	52	Director
L. Todd Budge	49	Director
Donald J. Carty	62	Director
Randall L. Jenson	40	Director
Bert T. Kobayashi, Jr.	69	Director
Crystal K. Rose	51	Director
Special Preferred Stock Designees:
Sean Kim	57	Director (IAM Designee)
William S. Swelbar	50	Director (AFA Designee)

        Lawrence S. Hershfield.    Mr. Hershfield has been the Chair of our Board of Directors since July 2004. Mr. Hershfield served as our President and Chief Executive Officer from June 14, 2004 through June 2, 2005. He has been the Chief Executive Officer of Ranch Capital, LLC, which he founded to pursue investments in undervalued or distressed assets or companies, since October 2002. Since June 2004, he has been the Chief Executive Officer and President of RC Aviation Management, LLC ("RC Management"), the managing member of RC Aviation LLC ("RC Aviation"). From August 2001 to September 2002, he was Chief Executive Officer and a Director of FINOVA Group Inc., a financial services company. From February 2001 to August 2001, Mr. Hershfield was Berkadia's Liaison to FINOVA. Berkadia is a joint venture formed by Leucadia National Corporation and Berkshire Hathaway to oversee and fund FINOVA's reorganization. From 1996 to 1998, Mr. Hershfield served as Chief Executive Officer, President and as a director of Pepsi International Bottlers. From 1995 to September 2002, Mr. Hershfield was President of Leucadia International Corporation, a wholly-owned subsidiary of Leucadia National Corporation. Mr. Hershfield serves on the board of directors of Infinity Bio-Energy Ltd., a public company listed on the London Stock Exchange, Premier Entertainment Biloxi, LLC and other private and civic boards. Mr. Hershfield received a B.S. in Biology from Bucknell University (1977) and has an M.B.A. from Stanford University Graduate School of Business (1981). Mr. Hershfield serves as Chair of the Executive Committee, and as a member of the Compensation Committee of the Board of Directors.

        Mark B. Dunkerley.    Mr. Dunkerley has been a member of our Board of Directors and the President and Chief Executive Officer of both Hawaiian and Holdings since June 2, 2005. He previously was President and Chief Operating Officer of Hawaiian from December 2002 and President and Chief Operating Officer of Holdings from February 2003 until he resigned the positions at Holdings following Hawaiian's Chapter 11 filing and the appointment of the bankruptcy trustee. From August 2001 until March 2002, he was the Chief Operating Officer of the Sabena Airlines Group located in Brussels, Belgium. In October 2001, Sabena Airlines Group filed for the Belgian equivalent of bankruptcy and began its liquidation process in November 2001. In 2001, Mr. Dunkerley served as a consultant with the Roberts Roach firm, which provides strategic and economic consulting services to the aviation industry. From 1999 to 2000, Mr. Dunkerley was Chief Operating Officer, President and a member of the Board of Directors of Worldwide Flight Services, one of the largest providers of ground services to airlines including baggage and passenger check-in handling at airports worldwide. From 1989 to 1999, Mr. Dunkerley worked for British Airways, where he held a variety of management positions including his last position as senior vice president for British Airways' Latin America and Caribbean division from 1997 to 1999. Mr. Dunkerley serves on the Board of Directors of the Hawaii Visitors and Convention Bureau and the Hawaii Business Roundtable. Mr. Dunkerley received a Bachelor's of Science in Economics from the London School of Economics (1984) and a Master's degree in Air Transportation Economics from the Cranfield Institute of Technology (1985). Mr. Dunkerley serves as a member of the Executive Committee of the Board of Directors.

        Gregory S. Anderson.    Mr. Anderson has been a member of our Board of Directors since 2002. Mr. Anderson is currently CEO of Legacy Senior Housing and Development Company, a developer, owner and operator of senior residential facilities. From 2004 to 2007, Mr. Anderson had been Chief Financial Officer and President of Bank of Arizona, N.A., a commercial bank located in Phoenix, Arizona. From 1998 to 2002, he was Chief Executive Officer and President of Quality Care Solutions Inc., an Arizona corporation that is a leading provider of healthcare payer software solutions. From 1985 to 1998, Mr. Anderson was general manager of El Dorado Investment Company, Arizona's then largest venture capital company. Mr. Anderson serves on numerous boards of both public and private companies. Currently, Mr. Anderson is a director of Sun Healthcare Group, Inc., Bank of Arizona, N.A. and several civic boards. Mr. Anderson has a B.S. in Finance from Arizona State University (1979) and has been certified by the Center for Executive Development at Stanford University School of Business. Mr. Anderson serves as Chair of the Audit Committee, and as a member of the Governance and Nominating Committee of the Board of Directors.

        L. Todd Budge.    Mr. Budge has been a member of our Board of Directors since June 2006. From June 2003 until December 2008, Mr. Budge was President and Chief Executive Officer of Tokyo Star Bank, Limited ("Tokyo Bank"), and he currently serves as the Chairman of its board of directors. From January 2003 to June 2003, he was Executive Managing Director and Chief Operating Officer of Tokyo Bank. From June 2002 to January 2003, he was Representative Director and Chief Operating Officer of Tokyo Bank. From March 2002 to June 2002, he was Director and Chief Operating Officer of Tokyo Bank. Prior to joining Tokyo Star Bank, Mr. Budge held management positions at General Electric Capital and Citibank in both the U.S. and Japan. Mr. Budge serves as a member of the Audit Committee and the Compensation Committee of the Board of Directors.

        Donald J. Carty.    Mr. Carty has been a member of our Board of Directors since April 2008. Mr. Carty previously served as a member of our Board of Directors from July 2004 until February 2007. Mr. Carty served as Vice Chair and Chief Financial Officer of Dell Inc. from January 2007 until June 2008, Mr. Carty is the former Chair of the Board and Chief Executive Officer of AMR Corporation, positions he held from 1998 until April 2003. From 1998 to 2002, Mr. Carty also held the position of President of AMR Corporation. From 1995 to 1998, he was President of American Airlines, Inc., a subsidiary of AMR Corporation. Mr. Carty held other executive level positions with AMR Corporation, American Airlines, Inc. or their subsidiaries from 1978 to 1995. Mr. Carty is also a director of Dell, Inc., Barrick Gold Corporation, and Gluskin Sheff & Associates. Mr. Carty serves as Chair of the Board of Virgin America Airlines and Porter Airlines, Inc. He also serves on the Board of Big Brothers Big Sisters of America and the Dallas Center for the Performing Arts Foundation. He is a member of the Board of Trustees of Southern Methodist University and the SMU Cox School of Business Executive Board. Mr. Carty is a graduate of Queen's University in Kingston, Ontario, and of the Harvard University Graduate School of Business Administration. Mr. Carty serves as a member of the Audit Committee, the Compensation Committee and the Executive Committee of the Board of Directors.

        Randall L. Jenson.    Mr. Jenson has been a member of our Board of Directors since July 2004. Mr. Jenson was appointed as our Chief Financial Officer, Treasurer and Secretary on June 14, 2004. He resigned as Secretary effective as of July 7, 2005 and as Chief Financial Officer and Treasurer as of November 16, 2005. He is co-founder and Managing Director of Ranch Capital, LLC, which was formed in 2002 to pursue investments in undervalued or distressed assets or companies. Since June 2004, he has been the Vice President and Secretary of RC Management, the managing member of RC Aviation. From May 1997 to October 2002, he served in various capacities in or at the direction of Leucadia National Corporation. From August 1999 to April 2002, Mr. Jenson served as the President and Chief Executive Officer of American Investment Bank N.A., a wholly-owned subsidiary of Leucadia National Corporation. He served as a director of the bank from August 1998 to April 2002, and from May 1997 to August 1999, served as Senior Vice President. Mr. Jenson received a B.A. in Accounting from the University of Utah (1991), and has an M.B.A. from Harvard University Graduate School of Business Administration (1997). Mr. Jenson serves as a member of the Governance and Nominating Committee of the Board of Directors.

        Bert T. Kobayashi, Jr.    Mr. Kobayashi has been a member of our Board of Directors since December 2004. Mr. Kobayashi is senior partner of the law firm of Kobayashi Sugita & Goda in Honolulu, Hawaii. He currently is director of the First Hawaiian Bank (1974 to present) and BancWest Corporation (1998 to present). Mr. Kobayashi also was a member of the Board of Directors of Western Airlines (from 1976 to 1986, when it was sold to Delta Air Lines) and on the Board of Directors of Schuler Homes (from 1992 to 2001, when it merged with Western Pacific). He formerly sat as chairman of the State of Hawaii Judicial Selection Commission. He currently is a member of the executive committee of the University of Hawaii Athletic Foundation. Mr. Kobayashi has a J.D. from the University of California, Hastings College of Law and a B.A. from the University of Hawaii and Gettysburg College. Mr. Kobayashi serves as a member of the Audit Committee and the Compensation Committee, and as Chair of the Governance and Nominating Committee of the Board of Directors.

        Crystal K. Rose.    Ms. Rose has been a member of our Board of Directors since June 2006. Ms. Rose, an attorney, is a partner with Bays Deaver Lung Rose & Holma (1986 through present). Ms. Rose is currently a lead director and a member of the governance and nominating committee of each of Central Pacific Financial Corp. (February 2005 through present) and Central Pacific Bank (August 2004 through present). Ms. Rose also serves on several civic boards. Ms. Rose serves as Chair of the Compensation Committee and as a member of the Governance and Nominating Committee and the Executive Committee of the Board of Directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT THE EIGHT DIRECTORS THAT HAVE BEEN NOMINATED TO THE BOARD OF DIRECTORS.

Special Preferred Stock Designees:

        Sean Kim.    Mr. Kim has been a member of our Board of Directors since May 31, 2006. Mr. Kim, an attorney, was a partner with Park Kim & Yu (1976 through 1997), and has been a solo practitioner since 1997. Mr. Kim concentrates his practice on the representation of labor organizations. Mr. Kim has a J.D. from the University of California, Hastings College of Law and a B.A. from the University of Hawaii. Mr. Kim is the IAM's designee to the Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management—Special Preferred Stock."

        William S. Swelbar.    Mr. Swelbar has been a member of our Board of Directors since November 16, 2005. Currently, Mr. Swelbar is a Research Engineer with the Massachusetts Institute of Technology's International Center for Air Transportation. From March 1, 2001 to June 30, 2005, Mr. Swelbar was the President and Managing Partner of the former Eclat Consulting, Inc. Mr. Swelbar received a B.S. from Eastern Michigan University and has an M.B.A. from The George Washington University. Mr. Swelbar is the AFA's designee to the Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management—Special Preferred Stock."

 EXECUTIVE OFFICERS

        The following table sets forth the names, ages and all positions and offices with the Company held by the Company's present executive officers.

Name	Age	Position(s)
Mark B. Dunkerley	45	President and Chief Executive Officer of Holdings and Hawaiian
Peter R. Ingram	42	Executive Vice President, Chief Financial Officer and Treasurer of Holdings and Hawaiian
David J. Osborne	53	Executive Vice President and Chief Information Officer of Hawaiian
Barbara D. Falvey	50	Senior Vice President—Human Resources of Hawaiian
Glenn G. Taniguchi	66	Senior Vice President—Marketing and Sales of Hawaiian
Hoyt H. Zia	55	Secretary of Holdings and Senior Vice President, General Counsel and Corporate Secretary of Hawaiian

        The following is information with respect to the Company's executive officers who are not also directors of the Company:

        Peter R. Ingram.    Mr. Ingram became the Executive Vice President, Chief Financial Officer and Treasurer of Holdings and Hawaiian effective as of November 16, 2005. Mr. Ingram had worked at AMR Corporation, the parent company of American Airlines and American Eagle Airlines, for 11 years prior to joining the Company. From 2002 to 2005, he served as Vice President of Finance and Chief Financial Officer for American Eagle Airlines. Prior to that, he spent eight years in finance-related management positions for American Airlines. Mr. Ingram received a B.A. in Business Administration from the University of Western Ontario (1988) and has an M.B.A. from Duke University (1994).

        David J. Osborne.    Mr. Osborne became Hawaiian's Senior Vice President and Chief Information Officer on May 16, 2005 and was promoted to Executive Vice President and Chief Information Officer on November 1, 2006. Prior to that, he spent 20 years developing and consulting on complex global information distribution systems for banks and financial services firms while based in New York City. He was most recently managing director/CIO for the investment companies at the Bank of New York and, before that, was managing director/CIO within the global markets division of Deutsche Bank responsible for its electronic distribution platforms. Previously he was the chief technology officer and senior vice president for Plural/Dell Global Services, a technology consulting company. Mr. Osborne studied in the United Kingdom at the University of Aston in Birmingham, and at Charles Keene University in Leicester.

        Barbara D. Falvey.    Ms. Falvey became Hawaiian's Senior Vice President—Human Resources in July 2005. From March 2003 to June 2005, Ms. Falvey served as Vice President of Ameristar Casinos where she was responsible for corporate human resources. Prior to that, Ms. Falvey spent three years as Senior Vice President of Human Resources for Aladdin Gaming, LLC and 15 years in executive leadership positions in human resources, both at the corporate and property levels, for Caesars World, Inc. Ms. Falvey received a B.A. in English from the University of California, Los Angeles (1983) and a M.S. in Organization Development from Pepperdine University (2003).

        Glenn G. Taniguchi.    Mr. Taniguchi became Senior Vice President—Marketing and Sales of Hawaiian in November 2006. He started his career at Hawaiian in 1966. He has served in a variety of roles during his 30-plus years at Hawaiian, most recently as Vice President of Schedule Planning, the position he held from 1995 to 2006. In his current position, Mr. Taniguchi is responsible for overseeing Hawaiian's marketing activities, including product development, flight scheduling, pricing, reservations, e-business, advertising, and field sales for passenger and cargo operations. Mr. Taniguchi has a B.A. in Business Administration from the University of Hawaii.

        Hoyt H. Zia.    Mr. Zia became Holdings' Secretary and Hawaiian's Senior Vice President, General Counsel and Corporate Secretary effective on February 8, 2007. From March 2004 to February 2007, Mr. Zia worked for PacificBasin Communications, LLC as publisher for Hawaii Business Magazine. Prior to that, Mr. Zia spent three and a half years as Executive Director of the Pacific Telecommunications Council, an international, non-profit, non-governmental membership telecommunications organization, and over eighteen years practicing law as in-house counsel with corporations like Amfac/JMB Hawaii, Inc. and Motorola, Inc., in government as Chief Counsel for Export Administration, US Department of Commerce, and in private practice. Mr. Zia received a B.A. in East Asian Studies from the Dartmouth College (1975) and a J.D. from UCLA School of Law (1981), and he served as a US Marine Corps officer from 1975 to 1978.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        We operate in a highly competitive industry and recognize that effective compensation strategies are critical to retain key employees and maximize stockholder value creation. The primary objective of our compensation program, including executive compensation, is to attract, retain and motivate the best people available. Our compensation program is designed to reward the achievement of specific goals set for the Company as well as those set for individual executives. We seek to reward executive performance which meets or surpasses these established goals in order to align the interests of our executives with the long term interests of our stockholders. We also seek to ensure that total compensation provided to our key executives remains competitive relative to the compensation paid to similarly situated executives of peer companies. As used herein, the phrase "our executives" refers to the executive officers of Hawaiian and the Company.

Employment Agreements

        The compensation paid in 2008 to our named executive officers, i.e., Messrs. Dunkerley, Ingram, Osborne, Taniguchi and Ms. Falvey is determined, in part, by the terms set forth in employment agreements that were negotiated at arm's length between the Company and each such executive officer. We believe that having employment agreements with our named executive officers, in select cases, provides the Company and such executives with valuable expectations regarding the employment relationship and the potential benefits named executive officers may receive based on their contributions to the success of the Company. The Compensation Committee reviews and approves any such employment agreements (and any amendments thereto, as applicable) prior to execution.

        Pursuant to Mr. Dunkerley's employment agreement, as amended, Mr. Dunkerley is entitled to an annual base salary of $580,000, and can expect to receive an annual incentive compensation payment of one hundred percent (100%) for satisfactory performance and a maximum of two hundred percent (200%) of his annual base salary, if he achieves certain targets to be established by our Board of Directors. The applicable performance targets are established each year under the Company's annual incentive compensation program, described below. Mr. Dunkerley's employment agreement initially provided for grants of 1,044,000 stock options to Mr. Dunkerley. Mr. Dunkerley's agreement was amended on December 26, 2007 to extend the term of his agreement to November 9, 2010 and to grant him an option to acquire 225,000 shares of the Company's Common Stock vesting over a three-year period, 550,000 DSUs vesting on January 1, 2009, November 8, 2009 and November 8, 2010 and 225,000 shares of restricted stock vesting over a three-year period if the closing price of the Company's Common Stock equals or exceeds $6.50 for a period of at least 20 days during each 12 month vesting period (provided that if the $6.50 closing price is attained in the second or third year, any portion of the restricted stock that did not vest in a prior year will vest). The potential severance and change in control benefits payable to Mr. Dunkerley under his employment agreement are described below under the heading "Potential Payments Upon Termination or Change-in-Control."

        Pursuant to Mr. Ingram's employment agreement, Mr. Ingram is entitled to an annual base salary, currently $330,000, and can expect to receive a target incentive compensation payment of seventy-five percent (75%) of his annual base salary, if he achieves certain targets to be established by our Board of Directors. The applicable performance targets are established each year under the Company's annual incentive compensation program, described below. Pursuant to Mr. Ingram's employment agreement, Mr. Ingram was entitled to grants of 300,000 stock options, in three equal grants of 100,000 stock options on November 16, 2005 (shortly following the effective date of Mr. Ingram's employment agreement) and on the first and second anniversary of his employment with the Company. Accordingly, Mr. Ingram was granted his third installment, i.e., an option to purchase 100,000 shares of our Common Stock, on November 12, 2007. The Company approved an amendment to Mr. Ingram's employment agreement in November 2008 in order to provide Mr. Ingram with a pro-rated bonus for the year of termination and twelve months' medical and dental benefits following his termination if he is terminated by the Company without cause. On April 6, 2009, the Company further amended Mr. Ingram's employment agreement to clarify the calculation of a pro rated bonus upon termination without Cause based on the Company's actual corporate performance score for such fiscal year and deemed satisfaction (at the target or "meets expectations" level, as described under Annual Incentive Compensation, below) of Mr. Ingram's individual performance goals. The Company determined that these amendments were appropriate to bring Mr. Ingram's potential severance benefits in line with other executive officers of the Company. The potential severance and change in control benefits payable to Mr. Ingram under his employment agreement are described below under the heading "Potential Payments Upon Termination or Change-in-Control."

        Pursuant to Mr. Osborne's employment agreement, Mr. Osborne is entitled to an annual base salary of $300,000, and can expect to receive a target incentive compensation payment of seventy-five percent (75%) of his annual base salary, if he achieves certain targets to be established by our Board of Directors. The applicable performance targets are established each year under the Company's annual incentive compensation program, described below. Upon entering into the employment agreement with Mr. Osborne, the Company agreed to grant him approximately 106,000 stock options, which were granted in two substantially equal installments on June 10, 2005 and July 25, 2005 and vested at the rate of 50% per year following the date of grant. In connection with Mr. Osborne's entry into the Executive Severance Agreement in 2009, as described below, the Company and Mr. Osborne clarified the calculation of a pro rated bonus upon termination without Cause based on the Company's actual corporate performance score for such fiscal year and deemed satisfaction (at the target or "meets expectations" level, as described under Annual Incentive Compensation, below) of Mr. Osborne's individual performance goals. The potential severance and change in control benefits payable to Mr. Osborne under his employment agreement are described below under the heading "Potential Payments Upon Termination or Change-in-Control." Mr. Osborne's Executive Severance Agreement, described below, currently governs the terms and conditions of Mr. Osborne's employment with the Company.

        Pursuant to Ms. Falvey's employment agreement, Ms. Falvey is entitled to an annual base salary, currently $280,000, and can expect to receive a target incentive compensation payment of sixty percent (60%) of her annual base salary, if she achieves certain targets to be established by our Board of Directors. The applicable performance targets are established each year under the Company's annual incentive compensation program, described below. Ms. Falvey's employment agreement provided for grants of 166,000 stock options, which were granted on July 25, 2005 and vest at the rate of 33 1/3% per year following the date of grant. On April 6, 2009, the Company amended Ms. Falvey's employment agreement to clarify the calculation of a pro rated bonus upon termination without Cause based on the Company's actual corporate performance score for such fiscal year and deemed satisfaction (at the target or "meets expectations" level, as described under Annual Incentive Compensation, below) of Ms. Falvey's individual performance goals. The potential severance and change in control benefits payable to Ms. Falvey under her employment agreement are described below under the heading "Potential Payments Upon Termination or Change-in-Control."

        Pursuant to Mr. Taniguchi's employment agreement, Mr. Taniguchi is entitled to an annual base salary, currently $250,000, and is eligible to participate in our annual incentive compensation program. Mr. Taniguchi's target incentive compensation payment and the applicable performance targets are established each year under the Company's annual incentive compensation program, described below. For 2008, Mr. Taniguchi's target incentive compensation payment remained at sixty percent (60%) of his annual base salary, the same target as in effect for 2007, subject to achievement of targets established by our Board of Directors, described below. The potential severance and change in control benefits payable to Mr. Taniguchi under his employment agreement are described below under the heading "Potential Payments Upon Termination or Change-in-Control."

Objectives and Philosophy of Our Compensation Program

        The Compensation Committee works closely with management to design an executive compensation program to assist us in attracting and retaining outstanding executives and senior management personnel. The design and implementation of such program continually evolves as we grow, but is based primarily on two elements: (i) providing compensation opportunities that are competitive with competing companies; and (ii) linking executives' compensation with our financial, operating and competitive performance. Our compensation program is designed to reward individual and corporate performance and to create incentives for both operating performance in the current year and for the long-term benefit of our business so as to align the interests of management with the long term interests of stockholders.

Elements of Compensation

        Currently, the principal components of our executive compensation program (each discussed more fully below) are:

  •
  annual base salary,

  •
  short-term incentive compensation in the form of performance incentive payments payable in cash and/or stock units each year,

  •
  long-term incentive compensation in the form of equity-based awards,

  •
  severance and change in control benefits,

  •
  personal benefits or perquisites, and

  •
  general benefits.

Determination of the Amount of Each Element of Compensation

        In negotiating the terms of employment agreements with our named executive officers and determining the amount of any incentive, equity-based or other additional compensation, we review publicly available information regarding other companies with which we compete; evaluate appropriate compensation based on the location of our principal offices in Honolulu, Hawaii; assess our overall financial condition and the financial condition of the airline industry in general; consult, when appropriate, with an independent compensation consultant; and, for compensation payable to other named executive officers, consult with the Chief Executive Officer. Although some elements of named executive officers' compensation that may result from such negotiation may vary due to specific requirements and concerns of such named executive officers, we strive to set an overall compensation package informed by the processes described above.

        During 2007, Watson Wyatt Worldwide, an independent compensation consulting firm, was retained by the Compensation Committee to consult with and advise the Compensation Committee in developing its new incentive compensation program and a systematic approach to reviewing the performance of the Company and each named executive officer for purposes of determining the performance compensation such named executive officer may receive. The compensation consultant reviewed the Company's existing performance compensation program with the Compensation Committee and the Chief Executive Officer and compared the Company's program with a group of companies in the airline industry, including AirTran Holdings, Inc., Alaska Air Group, AMR Corp., Inc., Continental Airlines, Inc., Delta Air Lines Inc., Northwest Airlines, Southwest Airlines Co., United Airlines and US Airways Group, Inc., as well as a group of other large Hawaii-based organizations, composed of Alexander & Baldwin, Inc., Bank of Hawaii, Central Pacific Bank, Hawaiian Electric Industries, and Maui Land and Pineapple Company, Inc. The compensation consultant used the data from its peer analysis, together with other information, including the economic challenges and instability of the airline industry and our location in Honolulu, Hawaii, to recommend a program for 2008 that would appropriately motivate and reward executive performance while, at the same time, seek to protect the Company from a loss of deduction under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Company's 2008 incentive plan is described more fully below under the heading "Short-Term Incentive Compensation."

        Also during 2007 and continuing into the early part of 2008, the Compensation Committee sought the advice of its independent compensation consultant regarding structuring appropriate equity incentives. As discussed in more detail below, the Compensation Committee's consultant advised the Compensation Committee that members of its peer group typically granted stock options, but that other equity incentives may be more desirable in certain cases depending on their tax implications, the need for executives to raise funds to exercise the award, and the ability to attract and retain talented executives. The Compensation Committee will determine the appropriateness of specific forms of equity-based awards for other named executive officers as it considers future grants.

Annual Base Salary

        Base salary levels for our named executive officers are designed to be reflective of competitive conditions in the marketplace for executives of comparable talent and experience, are based on each named executive officer's responsibility and are subject to increase based upon individual and Company performance. Base salaries for named executive officers (other than the Chief Executive Officer) are recommended by the Chief Executive Officer for the review and approval of the Compensation Committee and the Board of Directors (subject to applicable employment agreements). The base salary of the Chief Executive Officer is reviewed annually by the Chair of the Compensation Committee with the Compensation Committee and the Board of Directors and may be increased by the Compensation Committee in its sole and absolute discretion. Each named executive officer's base salary for 2008 is reported in the Summary Compensation Table below.

        As described above, we entered into employment agreements with our named executive officers, Mark B. Dunkerley, Peter R. Ingram, David J. Osborne, Barbara D. Falvey and Glenn G. Taniguchi which provide for, among other things, an initial annual base salary and an annual target incentive payment (expressed as a percentage of base salary) for each executive (with the exception of Mr. Taniguchi, whose annual target incentive payment was determined by the Board to be 60% of base salary). In 2008, the Company did not increase the base salary of any named executive officers from the levels in effect for 2007.

Short-Term Incentive Compensation

        Short-term incentive compensation consists of annual performance incentives. Annual performance incentives are awarded under our 2006 Management Incentive Plan (the "2006 Incentive Plan"), which was approved by our stockholders at our May 31, 2006 stockholders meeting. The 2006 Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the authority to select the executives to participate in the 2006 Incentive Plan (after consideration of the recommendations of the Chief Executive Officer), to establish the length of the annual and long-term performance periods, to establish the performance goals and to determine the amounts of incentive compensation payable to any participant, to provide for payment of incentives in cash, in stock or in units, and to make all determinations and take all other actions necessary or appropriate for proper administration and operation of the 2006 Incentive Plan.

  2008 Annual Incentive Compensation.

        Watson Wyatt Worldwide was also retained to consult with the Compensation Committee regarding the development of its 2008 incentive compensation program, developing a systematic approach to reviewing the performance of the Company and each named executive officer and protecting the Company from a loss of deduction under Section 162(m) of the Code. The Company expects that compensation paid upon attainment of the corporate objectives under its incentive compensation program for 2008 will meet the requirements of "performance-based compensation" under Section 162(m) of the Code (which limits a public company's ability to deduct certain compensation in excess of $1 million paid to its chief executive officer or other four most highly compensated executive officers), and that the Company will be able to fully deduct such payments. The Company's Compensation Committee, Chief Executive Officer and Chief Financial Officer, informed by the Company's compensation consultant, collaborated in determining the financial and non-financial performance criteria to be used to implement the Company's 2008 incentive compensation program. The Company's compensation consultant helped develop a scorecard for use in evaluating the achievement of corporate financial and non-financial goals.

        The achievement of financial and non-financial corporate performance goals are equally weighted (50% for each category of goals) to determine a named executive officer's annual incentive compensation. Attainment of corporate and individual performance goals at 100% of the target level results in payment of each named executive officer's bonus at the target level set forth in his or her employment agreement or as otherwise determined by the Board provided that the incentive compensation pool is funded at 100% (as described more fully below) based on the Company's earnings before interest, taxes, amortization, depreciation and rent (EBITDAR); payment is prorated for achievement above or below the target levels, with maximum payout determined by the amount available from the Company's bonus pool. With the exception of Mr. Dunkerley, whose individual performance was weighted at 20% and whose corporate performance was weighted at 80%, each of the named executive officer's individual performance was weighted at 25% and corporate performance was weighted at 75%. Mr. Dunkerley's maximum bonus is limited by the terms of his employment agreement to no more than 200% of his annual base salary.

        The Compensation Committee recommended that an incentive payment pool would be established for the payment of incentives pursuant to the new incentive compensation program, which incentive payment pool is subject to certain limitations, established by the Compensation Committee, expressed as a function of EBITDAR (a non-GAAP financial measure). The incentive pool applies to all annual incentives for all employees participating in the incentive compensation program (not just the named executive officers) of the Company. The Company's EBITDAR can be approximated by adding the Company's interest expense, depreciation and amortization expense and aircraft rent expense to its income before income taxes, each as reported in the financial statements to the Company's Form 10-K, filed on February 26, 2009. If the minimum EBITDAR threshold established by the Compensation Committee is not exceeded, the bonus pool is unfunded and no bonuses are payable to the employees participating in the incentive compensation program (including the named executive officers and other selected management employees). For 2008, for the Company's incentive pool to be funded, the Company's EBITDAR had to exceed a minimum threshold established by the Compensation Committee of $115 million. Meeting this minimum funding threshold would result in a $1.5 million allocation to the Company's incentive pool. For each increment (or portion thereof) of $5 million of EBITDAR obtained in excess of this threshold, an additional amount would be allocated to the incentive pool based on a scale determined by the

Compensation Committee when the plan was adopted. Based on the Company's attained EBITDAR of $185 million for 2008 (which excludes the proceeds of a settlement reached between the Company and Mesa Air Group, Inc. which would have increased EBITDAR by $52.5 million, discussed below under the heading "One-Time Bonuses"), the Company's incentive pool was allocated $4.40 million. Pursuant to the plan established by the Compensation Committee, the maximum amount available for the payment of all annual incentive awards is calculated as 133% of the amount allocated to the incentive pool. The Compensation Committee did not believe that the proceeds from the settlement with Mesa Air Group, Inc. should be factored into the Company's EBITDAR for purposes of establishing annual incentive compensation payments because such amount did not reflect earnings from the Company's operations during 2008. Instead, the Compensation Committee determined to pay additional one-time bonuses, described below, to certain individuals whose contributions most directly affected the Company's successful outcome in this litigation.

        The corporate financial criteria and the 2008 targets established by the Compensation Committee are described in the table below. Each of these financial performance goals is weighted equally, as shown below. For purposes of certain of these measures that compare the Company's performance with that of its peers, the Company's peer group consists of United Airlines, American Airlines, Continental Airlines, US Airways, Jet Blue, AirTran Airlines, Frontier Airlines, Alaska Airlines, Southwest Airlines, Northwest Airlines and Delta Airlines.

Corporate Financial Performance Goals

Category	Measure	Target (Desired Outcome)	Category Weight	Result
Stock Price Appreciation	Comparative ranking in stock price change with selected carriers over a 3-year period commencing January 1, 2008	4 - 6	20%	3
Unit Performance Improvement Factor (UPIF)	Comparative ranking of annual percentage change in RASM less annual percentage change in CASM	5 - 7	20%	1
Revenue per Available Seat Mile (RASM)	Absolute	10.66¢	20%	120.1% of target
Cost per Available Seat Mile (CASM)	Absolute	11.18¢	20%	104.1% of target
Return on Invested Capital	Percentage	8 - 9%	20%	9.5%

        The corporate non-financial performance criteria and the 2008 targets established by the Company are divided into three categories, Customer Satisfaction, Confidence Among Stakeholders and Operational Excellence, and are described in the table below. To determine the named executive officer's incentive compensation attributable to the 50% corporate performance score for non-financial performance, such non-financial performance goals are weighted as shown below.

Corporate Non-Financial Performance Goals

Category	Measure	Target (Desired Outcome)	Category Weight	Result
Customer Satisfaction			30%
Conde Nast Survey	Published ranking with other carriers serving Hawaii	2	5%	1
Travel and Leisure Magazine Survey	Published ranking with other carriers serving Hawaii	2	5%	1
Airline Quality Rankings Survey	Comparative ranking with other carriers	4 - 7	5%	1
Customer Satisfaction Score (Company survey of customers)	Overall numerical rating of three monthly customer surveys (10 point scale)	7.5 - 8.5	15%	8.65
Confidence Among Stakeholders			30%
Employee Survey	Survey scores on questions regarding employee satisfaction (10 point scale)	7.5 - 8.5	3.33%	8.25
Total Hours of Lost Time	Average monthly lost time hours as a result of occupational injury	1,500 - 2,500	3.33%	2,174
Total Sick Pay	Percentage of Total Payroll	3.25 - 3.75%	3.33%	3.31%
Overhead	Percentage of Revenue	12.5% - 14%	5%	11.60%
Successful Implementation of Strategic and Tactical Deliverables	Percentage of annual projects successfully completed (e.g., IT and business transformation projects)	75% - 79%	5%	80%
Number of Regulatory Infractions and ATA Reported Damage	ATA standard measure, reportable mishaps plus regulatory fines (annual number)	31 - 37	5%	41
Number of Sarbanes-Oxley Compliance Infractions	Number and type of issue	No Material Weakness	5%	0
Operational Excellence			40%
Operational Performance Score	Overall numerical score (annual average of monthly scores)	6.3 - 6.6	20%	6.8
On-time Arrivals (DOT Survey)	Published comparative ranking with other carriers	2 - 3	6.66%	1
Baggage Handling (Baggage Irregularity Reports, DOT Survey)	Published comparative ranking with other carriers	3	6.66%	1
Cancellations (DOT Survey)	Published comparative ranking with other carriers	3	6.66%	2

        For 2008, the Compensation Committee measured the individual performance of the Chief Executive Officer based on its discretionary review of Mr. Dunkerley's performance relative to the Company's strategic objectives and the Company's overall performance. The Chief Executive Officer established the criteria upon which to measure the individual performance of each of the other named executive officers. Individual objectives for each of the named executive officers other than the Chief Executive Officer reflect each named executive officer's departmental and corporate responsibilities. Mr. Ingram's individual performance objectives were related to the Company's finance department and included improving the Company's analytical and procurement capabilities, overseeing the development and implementation of the Company's fleet planning activities and developing 2008 investor relations strategy. Mr. Osborne's individual performance objectives were related to the Company's information management needs and included completing negotiations for IT and technology vendors and implementing new processes. Ms. Falvey's individual performance objectives were related to the Company's human resources department and included implementing internal processes for employee relations and reviewing employee benefits structure to achieve long-term and short-term goals. Mr. Taniguchi's individual performance objectives were related to the Company's sales and marketing needs and included building a profitable passenger base and maintaining market competitiveness.

        Regarding individual performance, our CEO met with and evaluated each other named executive officer's performance on three separate occasions during 2008 and recommended overall individual performance scores to the Board for approval based on his assessment of each named executive officer's performance relative to the individual objectives. The score for Mr. Dunkerley was based on a determination by the Compensation Committee of Mr. Dunkerley's overall performance, taking into account the Company's strong performance relative to its peers. Each named executive officer was awarded a score for individual performance based a scale from 0 to 1.5.

        For 2008, the Company's weighted average score for corporate financial and non-financial performance goals was 1.4 and the individual performance scores for the named executive officers were as follows: 1.4 for Mr. Dunkerley, 1.13 for Mr. Ingram, 1.13 for Mr. Osborne, 1.08 for Ms. Falvey and 1.25 for Mr. Taniguchi. Based on these factors, the Company's performance relative to the Financial and Non-Financial Corporate Performance Goals and the funding of the Company's incentive pool as a result of the Company's attained EBITDAR, each named executive officer received the amount reported under the heading "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table included herein.

        The Compensation Committee believes that the annual incentives paid to its named executive officers for fiscal year 2008 are appropriate, particularly in light of the Company's performance in fiscal year 2008.

One-Time Bonuses

        The US Bankruptcy Court awarded a judgment in favor of Hawaiian in the amount of $80 million in October 2007 regarding Mesa Air Group, Inc.'s misuse of confidential and proprietary information obtained during the Company's bankruptcy reorganization in 2004. In April 2008, Hawaiian reached a settlement of its lawsuit with Mesa Air Group, Inc. ("Mesa"). Under the terms of the settlement agreement, Hawaiian received a cash payment of $52.5 million. The Compensation Committee determined to award bonuses to those individuals who it believed contributed directly to the successful outcome of the Mesa litigation. Accordingly, the Compensation Committee approved one-time bonuses, to each of the named executive officers, payable on February 20, 2009, as follows: Mr. Dunkerley received a bonus of 62,500 shares of Common Stock, Mr. Ingram received a bonus of 20,000 shares of Common Stock, Mr. Osborne received $48,000 in cash, Ms. Falvey received $40,000 in cash and Mr. Taniguchi received $80,000 in cash.

Long-Term Incentive Compensation

        Historically, we have paid long-term incentive compensation principally in the form of stock options exercisable to purchase shares of our Common Stock and, to a lesser extent, in deferred stock units ("DSUs") and restricted stock, pursuant to the Company's Stock Incentive Plan. Such stock options are granted with an exercise price equal to the fair market value of our Common Stock on the date of grant, which is the closing sale price of our Common Stock on NASDAQ. Generally, the stock options become exercisable in equal yearly increments over three years and expire either five or ten years from the date of grant. The Company intends this vesting schedule to reward long-term contributions and create an incentive for executives to remain with us. The Compensation Committee believes that granting equity-based awards creates an incentive to promote our long-term interests and aligns the economic benefit to be derived therefrom by our executives with those of the stockholders. Equity-based awards are granted by the Compensation Committee to key employees based on recommendations of the Chief Executive Officer, and levels of participation in the plan generally vary based upon the employee's position with the Company. The Stock Incentive Plan authorizes the issuance of options, restricted stock, stock appreciation rights, DSUs, dividend rights and other stock-based awards.

  2008 Long-Term Incentive Compensation.

        In February 2008, the Compensation Committee awarded grants of options and DSUs to Mr. Ingram, Mr. Osborne, Ms. Falvey and Mr. Taniguchi as part of the Company's annual grant practice (described more fully under the heading "Determination of Equity-Based Awards Grant Dates," below). The Compensation Committee consulted with the Company's compensation consultant and concluded that the Company's level of equity grants to executive officers other than Mr. Dunkerley was below market relative to its peers. Mr. Ingram and Mr. Osborne each received options to purchase 60,000 shares of the Company's common stock and 25,000 DSUs and Ms. Falvey and Mr. Taniguchi received options to purchase 40,000 shares of the Company's common stock and 17,500 DSUs. The options and DSUs described above vest in 33 1/3% increments on each of the first three anniversaries of the grant date, subject to each executive remaining employed by the Company, with the vested DSUs being payable within 90 days following the earliest of March 1, 2011, a Change in Control of the Company or the executive's death or disability. Any unpaid DSUs are forfeited automatically if the named executive officer is terminated for cause. Mr. Dunkerley did not receive any equity grants during 2008. Mr. Dunkerley's employment agreement was amended in 2007 and he received equity grants at that time.

Severance, Loss of Income and Change in Control Benefits

        The Compensation Committee believes that certain severance and change in control benefits provide a valuable retention tool for its named executive officers. Except with respect to Mr. Ingram's post-termination medical and dental benefits and pro-rated bonus, the Company did not modify existing severance and change in control benefit arrangements during 2008.

        Through severance benefits, the Company seeks to ensure each named executive officer's commitment to the Company by providing income stability and protection in the event of such named executive officer's termination of employment. In addition to the general benefits available to all employees (described below), the Company maintains an executive long-term disability plan for its executives, in which the named executive officers are eligible to participate. Pursuant to the Company's executive long-term disability plan, the Company's executives, including named executive officers, are entitled to a disability benefit of up to 60% of base salary, capped at $11,000 per month, for non-occupational injury or illness up until such executive reaches age 65. The Company also agreed, in negotiating Mr. Dunkerley's employment agreement, to pay a $300,000 death benefit to Mr. Dunkerley's beneficiary in the event of his death during the term of his employment agreement, as amended.

        On April 15, 2009, the Company entered into an Executive Severance Agreement with Mr. Osborne in order that Mr. Osborne's severance terms would be consistent with the severance arrangements the Company has with other officers. The Company believed that it was appropriate to enter into this new agreement given the expiration of Mr. Osborne's employment agreement in May 2009. Mr. Osborne's Executive Severance Agreement provides for his continued employment on the terms in effect prior to April 15, 2009, a housing allowance, a lump sum severance benefit, pro rated bonus in the event of termination without cause and continued medical and dental premium payments for one year following Mr. Osborne's termination of employment.

        Through change in control benefits, the Company seeks to provide the applicable named executive officer with an incentive to remain with the Company throughout a potential period of uncertainty presented by a change in control scenario. Accordingly, pursuant to the terms of the applicable equity-

based award agreements entered into with named executive officers, outstanding equity-based awards become fully vested and/or exercisable upon a change in control.

        Pursuant to the terms of his agreement, as amended, all of Mr. Dunkerley's outstanding equity-based awards become fully vested and/or exercisable upon his termination of employment by the Company without cause or by Mr. Dunkerley for good reason. Finally, and as discussed under the heading "Potential Payments Upon Termination or Change-in-Control," below, the Company agreed that Mr. Dunkerley would be entitled to a lump sum severance payment in the amount of three times his annual base salary and incentive payments for the 12 months preceding the date of such change in control (but in no event exceeding $2.5 million) and would be entitled to additional payments in order to compensate him for any excise tax liability imposed on him by Section 4999 of the Code.

        The amount of benefits payable to each named executive upon termination or a change in control pursuant to the terms of their employment agreements are reported more fully under the heading "Potential Payments Upon Termination or Change-in-Control," below.

Personal Benefits

        The Company provides certain personal benefits to named executive officers which it believes are necessary to the recruitment and retention of valuable executive officers. For example, the Company has previously agreed to housing and automobile allowances upon hiring an executive officer in order to ease the expenses associated with such executive's relocation and living in Hawaii. For 2008, the Compensation Committee determined that Mr. Osborne would receive a housing allowance as an additional personal benefit.

        In addition, the Company provides certain personal benefits to named executive officers which it believes promote such executives' use of Company services. Accordingly, pursuant to Company policy, and as reflected in each named executive officer's employment agreement with the Company, each named executive officer and certain members of his or her immediate family may be entitled to free travel benefits on the Company's non-chartered flights.

        In November 2008, the Compensation Committee approved reimbursing executives and directors on the taxes imposed on the first $15,000 of positive space travel on the Company's flights, to be effective for fiscal year 2009. The Compensation Committee determined that the taxes imposed on travel benefits diminished the value of such benefits, that most of the Company's competitors provided similar tax reimbursements and that such a benefit would represent an immaterial expense based on historical use of travel benefits.

General Benefits

        The Company's named executive officers, like all eligible employees of the Company, are eligible to participate in the Company's health and welfare benefit plans and retirement savings plan (a 401(k) plan). The availability of such plans to the Company's employees generally is essential to attracting and retaining a productive workforce.

Allocating Between Long-Term/Short-Term and Cash/Non-Cash Compensation

        The Compensation Committee considers various factors in designing a compensation program that provides the appropriate mix of short-term/long-term and cash/non-cash compensation. These factors include the value our executives place on the various forms of compensation; the tax, economic and financial impact associated with providing the various forms of compensation; and whether providing the various forms of compensation will help us achieve our long-term corporate objectives. This allows us to direct our resources to the incentives that are most likely to retain top executives and motivate desired behaviors—improving the likelihood of enhanced financial performance and stockholder value creation. We award long-term incentive compensation in order to achieve a variety of long-term objectives, including retaining talented executives, aligning executives' financial interests with the interests of stockholders, rewarding the achievement of our long-term corporate goals and lengthening executives' time horizons and focusing their attention on creating stockholder value. In determining the appropriate mix of compensation, the Compensation Committee also considers the accounting costs and dilutive impact of the various forms of compensation, as well as our ability to pay compensation in cash, as opposed to stock or other forms of non-cash compensation.

Specific Items of Corporate Performance We Consider in Making Compensation Decisions

        As previously described in greater detail under the heading "Short-Term Incentive Compensation," for 2008, the Compensation Committee approved financial and non-financial performance targets, the achievement of which would contribute to the ability of the Company to obtain its financial, operating and strategic goals. As described above, the Company's financial performance targets are measures of stock appreciation relative to a peer group, RASM relative to objectives, CASM relative to objectives, RASM growth minus CASM growth relative to a peer group, and return on invested capital. As described above, the Company's non-financial performance targets are measures of customer value, operational excellence and confidence among stakeholders. In addition, named executive officers' incentive compensation are subject to the limitations of the overall bonus pool, established by the Compensation Committee, expressed as a function of EBITDAR. Under these categories, the Compensation Committee evaluated the Company's 2008 performance and awarded 2008 Annual Incentive Compensation in the amounts reported in the Summary Compensation Table below and as detailed in the discussion under the subheading "2008 Annual Incentive Compensation."

Compensation Committee Discretion

        Under the 2006 Incentive Plan, the Compensation Committee retains discretion (i) to select the executives to participate in the 2006 Incentive Plan, (ii) to establish performance goals, (iii) to establish the length of time over which to measure whether an executive has satisfied his or her performance goals, (iv) to establish the amount of incentive compensation payable to any executive, and (v) to make all determinations and take all other actions necessary or appropriate for the proper administration and operation of the 2006 Incentive Plan.

        Under the Stock Incentive Plan, the Compensation Committee retains discretion (i) to select the participants who will receive awards pursuant to the Stock Incentive Plan, (ii) to determine the type or types of awards to be granted to each participant, (iii) to determine the number of shares of stock to which an award will relate, the terms and conditions of any award granted under the Stock Incentive Plan and all other matters to be determined in connection with an award; (iv) to determine whether, to what extent, and under what circumstances an award may be settled, or the exercise price of an award may be paid, in cash, stock, other awards or other property, or an award may be canceled, forfeited, or surrendered; (v) to determine whether, and to certify that, performance goals to which the settlement of an award is subject are satisfied; (vi) to correct any defect or supply any omission or reconcile any inconsistency in the Stock Incentive Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Stock Incentive Plan; and (vii) to make all other determinations as it may deem necessary or advisable for the administration of the Stock Incentive Plan.

        In addition, the Compensation Committee has determined that in administering the Company's current incentive compensation program, the Compensation Committee retains discretion to reduce the amount of incentives payable to named executive officers in the event a purely mathematical application of the performance criteria under such program results in potential incentive payments that are not reflective of the Company's financial performance or such executives' performance for such year.

Determination of Equity-Based Awards Grant Dates

        The Compensation Committee has discretion to determine the time and amount of any equity-based awards, but has generally granted stock options and other equity-based compensation at the following times: (i) on the date the executive receiving the grant is hired, and (ii) once annually under the Stock

Incentive Plan (the Compensation Committee decided that, for 2008, such grants should be made immediately following the Company's annual earnings release). For discretionary equity-based awards to executives other than the Chief Executive Officer, awards are recommended by the Chief Executive Officer for the review and approval of the Compensation Committee. In certain circumstances, for example, in connection with renewing the employment agreement with Mr. Dunkerley, the Compensation Committee has granted equity-based awards or committed to the future grant of equity-based awards as a tool for retaining the services of named executive officers. The Compensation Committee endeavors to avoid granting equity-based awards in advance of the release of news which might affect the price of our Common Stock.

Tax and Accounting Treatment

Section 162(m)

        Section 162(m) of the Code generally disallows a tax deduction to public corporations for non-performance-based compensation over $1 million paid for any fiscal year to the Company's chief executive officer or any of the four other most highly compensated executive officers. Performance-based compensation is not subject to the deduction limit if certain requirements are met. The Stock Incentive Plan and the 2006 Incentive Plan have been structured to permit the Company to pay compensation in excess of $1 million per year to its executive officers without compromising the deductibility of such compensation under Section 162(m). The Company's DSU grants during fiscal year 2008 under the Stock Incentive Plan do not qualify as performance-based compensation. The Compensation Committee believes the corporate performance portion of its annual incentive compensation program for 2008 complies with the requirements of Section 162(m) to be fully deductible thereunder. However, it retains the flexibility to pay compensation to senior executives based on other considerations if it believes that doing so is in the stockholders' interests.

Section 409A

        Section 409A of the Code imposes a penalty tax on "nonqualified deferred compensation" that fails to satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Accordingly, as a general matter, the Company attempts to structure its compensation and benefits plans and arrangements for all of our employees, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.

Section 280G

        In negotiating the 2007 amendment and renewal of Mr. Dunkerley's employment agreement, the Company agreed to provide Mr. Dunkerley with additional compensation in the event such change in control payments result in an excise tax to Mr. Dunkerley as a result of Section 4999 of the Code (imposing an excise tax on "excess parachute payments," as defined in Section 280G of the Code). The amount of such additional compensation is the amount necessary to put Mr. Dunkerley in the financial position he would be in if no such excise tax were imposed. The Company determined that this benefit was appropriate for Mr. Dunkerley because many other companies in the Company's peer group provide similar excise tax protection to their chief executive officers. The value of Mr. Dunkerley's potential benefit, if a change in control of the Company were to have occurred on December 31, 2008, is provided below under the heading "Potential Payments Upon Termination or Change-in-Control."

Accounting Treatment

        In December 2004, the Financial Accounting Standards Board issued SFAS No. 123 (revised 2004), "Share Based Payment" (SFAS 123R), which replaces SFAS 123, and supersedes APB 25. SFAS 123R requires that all stock-based payments to employees, including grants of employee stock options, be recognized as compensation expense in the financial statements based on their fair values. SFAS 123R also requires that tax benefits associated with these stock-based payments be classified as financing activities in the statement of cash flows rather than operating activities as previously permitted.

        We adopted SFAS 123R effective January 1, 2006. It is effective for all awards granted after that date. For stock option awards granted prior to January 1, 2006 but for which the vesting period was not complete, we adopted the modified prospective transition method permitted by SFAS 123R. Under this method, we accounted for such awards on a prospective basis, with expense recognized in our statement of operations beginning in the first quarter of 2006 using the grant-date fair values. We recognize the related compensation cost not previously recognized in the SFAS 123 pro forma disclosures over the remaining vesting period.

Security Ownership Guidelines; Policies Regarding Hedging the Risk of Security Ownership

        While the Compensation Committee encourages equity ownership by our executives, we currently do not have any requirements or guidelines with respect to our equity or security ownership. We do not have any policies regarding hedging the economic risk of such ownership, although our code of ethics strictly prohibits trading while in the possession of material, non-public information regarding the Company.

The Role of Executive Officers in the Compensation Process

        The Chief Executive Officer makes recommendations to the Compensation Committee as to the base salary and incentive compensation of all executive officers other than himself. The Compensation Committee annually reviews the base salary of the Chief Executive Officer and the base salary of the Chief Executive Officer may be increased by the Compensation Committee in its sole and absolute discretion. Other than the Chief Executive Officer, no executive officer participates in setting compensation for named executive officers.

Compensation Recovery Policy (Clawback)

        On the recommendation of the Compensation Committee, the Board adopted the Company's "Recoupment Policy Relating to Incentive Compensation of Participants" for any bonus or incentive compensation paid after January 1, 2009. Pursuant to the Company's new policy, if any incentive compensation paid to a participant in the Company's annual incentive plan, including executive officers, was calculated based on the achievement of financial results that were later required to be restated, and, if the individual executive officer engaged in any fraud or misconduct that caused or contributed to the need for such restatement, the Board will require reimbursement, in all appropriate cases, from the executive officer of any portion of the incentive compensation that exceeds the amount that would have been awarded had the financial results been properly reported, as determined by the Board or a committee thereof. The Company's policy does not authorize the Company to recover any incentive compensation awarded more than two years prior to the date the applicable financial restatement is disclosed.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, which appears in this proxy statement, with the Company's management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement.

The Compensation Committee

Crystal K. Rose, Chair
L. Todd Budge
Donald J. Carty
Lawrence S. Hershfield
Bert T. Kobayashi, Jr.

April 9, 2009

 Summary Compensation Table

        The following Summary Compensation Table sets forth certain information regarding compensation paid during the fiscal year ended December 31, 2006, 2007 and 2008 to (1) the Chief Executive Officer, (2) the Chief Financial Officer and (3) the three most highly compensated executive officers, for fiscal years 2008, other than the individuals serving as our Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2006, 2007 and 2008.

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock Awards		Option Awards		All Other Compensation		Total
		($)	($)	($)	($)		($)		($)		($)
Mark B. Dunkerley	2008	583,182	236,250	980,694	1,264,460	(1)	171,089	(2)	42,357	(3)	3,278,032
President and Chief	2007	550,000		634,150	48,239		1,021,438		59,353		2,313,180
Executive Officer	2006	550,000		787,000	—		1,079,108		40,794		2,456,902
Peter R. Ingram	2008	330,000	75,600	397,935	36,265	(1)	263,653	(2)	31,949	(4)	1,135,402
Executive Vice President,	2007	303,750		263,814	—		155,121		62,805		785,490
Chief Financial Officer and	2006	278,125		251,878	—		80,949		46,511		657,463
Treasurer
David J. Osborne	2008	300,000	48,000	361,759	36,265	(1)	102,820	(2)	63,357	(5)	912,201
Executive Vice President	2007	300,000		236,925	—		131,162		35,586		703,673
and Chief Information	2006	256,250		226,738	—		164,328		7,140		654,456
Officer
Barbara D. Falvey	2008	280,000	40,000	268,000	25,385	(1)	135,493	(2)	24,915	(6)	773,793
Senior Vice President,	2007	263,750		183,327	—		165,973		43,324		656,374
Human Resources	2006	250,000		165,450	—		158,528		36,850		610,828
Glenn G. Taniguchi	2008	250,000	80,000	246,834	25,385	(1)	61,294	(2)	27,958	(7)	691,471
Senior Vice President,	2007	250,000		112,950	—		31,728		28,434		423,112
Sales and Marketing	2006	162,500		83,975	—		19,229		18,023		283,727

(1)
Represents compensation expense for 2008, disregarding any estimates of forfeitures but including forfeitures on an actual basis, for the fair value of outstanding DSUs held by each of the named executive officers and, in the case of Mr. Dunkerley, outstanding shares of restricted stock. Please refer to Note 11 to our consolidated financial statements for the year ended December 31, 2008 in Hawaiian Holdings' 2008 Annual Report on Form 10-K, as filed with the SEC on February 26, 2009, for further discussion related to the assumptions used in our 2008 valuation.

(2)
Represents compensation expense for 2008, disregarding any estimates of forfeitures but including forfeitures on an actual basis, for the fair value of options to purchase shares of our Common Stock granted to each named executive officer in 2008 as well as prior years' options with respect to which the Company recorded an expense in 2008, calculated in accordance with SFAS 123(R). Please refer to Note 11 to our consolidated financial statements for the year ended December 31, 2008 in Hawaiian Holdings' 2008 Annual Report on Form 10-K, as filed with the SEC on February 26, 2009, for further discussion related to the assumptions used in our 2008 valuation.

(3)
This amount includes (i) the Company's contributions to Mr. Dunkerley's 401(k) savings account in the amount of $21,020, (ii) a car allowance in the amount of $12,000, (iii) the incremental expense associated with Mr. Dunkerley's free aircraft travel, determined to be $714 and (iv) miscellaneous personal benefits in the amount of $8,623.

(4)
This amount includes (i) the Company's contributions to Mr. Ingram's 401(k) savings account in the amount of $17,413, (ii) the incremental expense associated with Mr. Ingram's free aircraft travel, determined to be $5,521 and (iii) miscellaneous personal benefits in the amount of $9,015.

(5)
This amount includes (i) the Company's contributions to Mr. Osborne's 401(k) savings account in the amount of $17,090 and (ii) a housing allowance in the amount of $33,528, (iii) the incremental expense associated with Mr. Osborne's free aircraft travel, determined to be $4,738, and (iv) miscellaneous personal benefits in the amount of $8,001.

(6)
This amount includes (i) the Company's contributions to Ms. Falvey's 401(k) savings account in the amount of $16,539, (ii) the incremental expense associated with Ms. Falvey's free aircraft travel, determined to be $1,738, and (iii) miscellaneous personal benefits in the amount of $6,638.

(7)
This amount includes (i) the Company's contributions to Mr. Taniguchi's 401(k) savings account in the amount of $16,342, (ii) the incremental expense associated with Mr. Taniguchi's free aircraft travel, determined to be $2,142, and (iii) miscellaneous personal benefits in the amount of $9,474.

 Grants of Plan-Based Awards

        The following table shows information regarding grants of equity awards that we made during the fiscal year ended December 31, 2008 to each of the executive officers named in the Summary Compensation Table.

	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Shares Underlying Options(3)	Exercise or Base Price of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
		Threshold ($)	Target ($)	Maximum ($)		(#)	($/Sh)	($)
Mark B. Dunkerley	—		580,000	1,160,000
Peter R. Ingram	2/29/2008					60,000	5.20	130,890
	2/29/2008				25,000			130,000
	—		247,500
David J. Osborne	2/29/2008					60,000	5.20	130,890
	2/29/2008				25,000			130,000
	—		225,000
Barbara D. Falvey	2/29/2008					40,000	5.20	87,260
	2/29/2008				17,500			91,000
	—		168,000
Glenn G. Taniguchi	2/29/2008					40,000	5.20	87,260
	2/29/2008				17,500			91,000
	—		150,000

(1)
This column reports the target bonus each named executive officer was eligible to earn in 2008 pursuant to the Company's 2006 Incentive Plan. Each named executive officer's bonus may be limited by the Company's bonus pool as described in the Compensation Discussion and Analysis section above. Mr. Dunkerley's employment agreement provides for a maximum bonus of 200% of his base salary.

(2)
As described in the Compensation Discussion and Analysis section above, each named executive officer other than Mr. Dunkerley was granted DSUs pursuant to the Stock Incentive Plan. Each DSU vests ratably over the three-year vesting period beginning on the grant date. One share of Common Stock per DSU is to be delivered within 90 days following the earliest of March 1, 2011, a Change in Control of the Company, or the executive's death or disability.

(3)
Each option was granted pursuant to the Stock Incentive Plan. Each option has an exercise price per share equal to the closing market price of our Common Stock on the date of grant. The options granted to Mr. Ingram, Mr. Osborne, Ms. Falvey and Mr. Taniguchi become exercisable in three equal annual installments, on each of the first, second and third anniversaries of the grant date. Each option has a five year term.

(4)
This column shows the option's exercise price, which is equal to the closing market price on the grant date.

(5)
This column shows the fair value of each DSU or option award calculated in accordance with SFAS 123(R).

 Outstanding Equity Awards At Fiscal Year-End

        The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2008, including both awards subject to performance conditions and non-performance based awards, to each of the executive officers named in the Summary Compensation Table.

								Stock Awards
												Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
											Equity Incentive Plan Awards: Number of Unvested Unearned Shares, Units or other Rights that Have Not Vested
	Option Awards
	Option Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested
Mark B. Dunkerley	6/10/2005		300,000	—	(1)	5.00	6/10/2015
	7/25/2005		744,000	—	(1)	4.62	7/25/2015
	11/8/2007	(2)	75,000	150,000	(1)	4.99	12/26/2012
	11/9/2007	(2)(3)									150,000	957,000
	11/8/2007	(2)(4)						550,000	3,509,000
Peter R. Ingram	11/16/2005		100,000	—	(5)	3.42	11/16/2015
	11/10/2006		66,667	33,333	(5)	4.40	11/10/2016
	11/12/2007		33,334	66,666	(5)	4.95	11/12/2017
	2/29/2008		—	60,000	(5)	5.20	2/28/2013
	2/29/2008							25,000	159,500	(5)
David J. Osborne	7/25/2005		25,600	—		4.62	7/25/2015
	11/8/2006		—	59,984	(6)	4.36	11/8/2016
	8/29/2007		13,334	26,666	(6)	3.45	8/29/2017
	2/29/2008		—	60,000	(6)	5.20	2/28/2013
	2/29/2008							25,000	159,500	(6)
Barbara D. Falvey	7/25/2005		60,473	—	(7)	4.62	7/25/2015
	8/29/2007		13,334	26,666	(7)	3.45	8/29/2017
	2/29/2008		—	40,000	(7)	5.20	2/28/2013
	2/29/2008							17,500	111,650	(7)
Glenn G. Taniguchi	6/10/2005		9,236	—	(8)	5.00	6/10/2015
	7/25/2005		9,300	—	(8)	4.62	7/25/2015
	11/8/2006		—	8,000	(8)	4.36	11/8/2016
	8/29/2007		13,334	26,666	(8)	3.45	8/29/2017
	2/29/2008		—	40,000	(8)	5.20	2/28/2013
	2/29/2008							17,500	111,650	(8)

(1)
Mr. Dunkerley's options vest as follows: (i) with respect to the grant of options on June 10, 2005, 100,000 options vested on January 1, 2006, 100,000 options vested on January 1, 2007 and 100,000 options vested on January 1, 2008, (ii) with respect to the grant of options on July 25, 2005, 248,000 options vested on January 1, 2006, 248,000 options vested on January 1, 2007 and 248,000 options vested on January 1, 2008 and (iii) with respect to the grant of options on December 26, 2007, 75,000 options vested on November 8, 2008, 75,000 options vest on November 8, 2009 and 75,000 options vest on November 8, 2010. Mr. Dunkerley's options vest in full upon a change in control of the Company.

(2)
Grant date represents the date the Compensation Committee granted the award to Mr. Dunkerley and determined the strike price. However, the grant date for accounting purposes in accordance with SFAS 123(R) did not occur until Mr. Dunkerley's execution of his amended and restated employment agreement on December 26, 2007.

(3)
Mr. Dunkerley was granted 225,000 shares of restricted stock in November 2007 which vest ratably over three years of Mr. Dunkerley's continued service with the Company if the average closing price of the Company's common stock equals or exceeds $6.50 per share over a period of at least 20 days during each consecutive 12-month period during the three year vesting period, provided that if the $6.50 closing price is attained in the second or third year, any portion of the restricted stock that did not vest in a prior year will vest. Vesting of the restricted stock is accelerated upon a change in control of the Company if the stockholders receive $6.50 or more per share in connection with such change in control, or under certain circumstances, following Mr. Dunkerley's termination.

(4)
Mr. Dunkerley was granted 550,000 DSUs in November 2007 which vest in equal installments on January 1, 2009, November 8, 2009 and November 8, 2010, subject to accelerated vesting upon a change in control of the Company. Each installment of DSUs that vests is distributed in shares of the Company's Common Stock in the calendar year beginning following each applicable vesting date.

(5)
Mr. Ingram's options and stock awards vest as follows: (i) with respect to the grant of options on November 16, 2005, 33,334 options vested on November 16, 2006, 33,333 vested on November 16, 2007 and 33,333 options vested on November 16, 2008, (ii) with respect to the grant of options on November 10, 2006, 33,334 options vested on November 10, 2007, 33,333 options vested on November 10, 2008 and 33,333 options vest on November 10, 2009, (iii) with respect to the grant of options on November 12, 2007, 33,334 options vested on November 12, 2008, 33,333 options vest on November 12, 2009 and 33,333 options vest on November 10, 2010, (iv) with respect to the grant of options on February 29, 2008, 20,000 options vest on March 1, 2009, 20,000 options vest on March 1, 2010 and 20,000 options vest on March 1, 2011 and (v) with respect to the grant of DSUs on February 29, 2008, 8,334 DSUs vest on March 1, 2009, 8,333 DSUs vest on March 1, 2010 and 8,333 DSUs vest on March 1, 2011. Mr. Ingram's options and stock awards vest in full upon a change in control of the Company.

(6)
Mr. Osborne's options and stock awards vest as follows: (i) with respect to the grant of options on November 8, 2006, 59,984 options vest on November 8, 2009, (ii) with respect to the grant of options on August 29, 2007, 13,334 options vested on August 29, 2008, 13,333 options vest on August 29, 2009 and 13,333 options vest on August 29, 2010, (iii) with respect to the grant of options on February 29, 2008, 20,000 options vest on March 1, 2009, 20,000 options vest on March 1, 2010 and 20,000 options vest on March 1, 2011 and (iv) with respect to the grant of DSUs on February 29, 2008, 8,334 DSUs vest on March 1, 2009, 8,333 DSUs vest on March 1, 2010 and 8,333 DSUs vest on March 1, 2011. Mr. Osborne's options and stock awards vest in full upon a change in control of the Company.

(7)
Ms. Falvey's options and stock awards vest as follows: (i) with respect to the grant of options on July 25, 2005, 55,334 options vested on July 11, 2006 and 55,333 options vested on July 11, 2008, (ii) with respect to the grant of options on August 29, 2007, 13,334 options vested on August 29, 2008, 13,333 options vest on August 29, 2009 and 13,333 options vest on August 29, 2010, (iii) with respect to the grant of options on February 29, 2008, 13,334 options vest on March 1, 2009, 13,333 options vest on March 1, 2010 and 13,333 options vest on March 1, 2011 and (iv) with respect to the grant of DSUs on February 29, 2008, 5,834 DSUs vest on March 1, 2009, 5,833 DSUs vest on March 1, 2010 and 5,833 DSUs vest on March 1, 2011. Ms. Falvey's options and stock awards vest in full upon a change in control of the Company.

(8)
Mr. Taniguchi's options and stock awards vest as follows: (i) with respect to the grant of options on June 10, 2005, 9,236 options vested on June 10, 2008, (ii) with respect to the grant of options on July 25, 2005, 9,300 options vested on July 25, 2008, (iii) with respect to the grant of options on November 8, 2006, 8,000 options vest on November 8, 2009, (iv) with respect to the grant of options on August 29, 2007, 13,334 options vested on August 29, 2008, 13,333 options vest on August 29, 2009 and 13,333 options vest on August 29, 2010 and (v) with respect to the grant of options on February 29, 2008, 13,334 options vest on March 1, 2009, 13,333 options vest on March 1, 2010 and 13,333 options vest on March 1, 2011 and (vi) with respect to the grant of DSUs of February 29, 2008, 5,834 DSUs vest on March 1, 2009, 5,833 DSUs vest on March 1, 2010 and 5,833 DSUs vest on March 1, 2011. Mr. Taniguchi's options and stock awards vest in full upon a change in control of the Company.

 Option Exercises and Stock Vested

        The following table shows the stock options exercised and stock awards vested during the fiscal year 2008, to each of the executive officers named in the Summary Compensation Table.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark B. Dunkerley(1)	200,000	1,276,679	75,000	522,000
Peter R. Ingram	—	—	—	—
David J. Osborne(2)	80,416	328,953	—	—
Barbara D. Falvey(3)	105,527	427,958	—	—
Glenn G. Taniguchi(4)	20,000	100,555	—	—

(1)
Mr. Dunkerley exercised options with a strike price of $2.10 on May 2, 2008. Mr. Dunkerley also vested in 75,000 shares of restricted stock in November 2008 which were granted to him in November 2007 because the Company's stock price equaled or exceeded $6.50 per share over a period of at least 20 days during the twelve months beginning on the grant date.

(2)
Mr. Osborne exercised 54,416 options with a strike price of $5.00 on August 1, 2008, exercised 1,000 options with a strike price of $5.00 on August 4, 2008 and exercised 25,000 options with an exercise price of $4.62 on September 10, 2008.

(3)
Ms. Falvey exercised 100,000 options with a strike price of $4.62 on August 8, 2008, 5,000 options with a strike price of $4.62 on August 11, 2008 and 527 options with a strike price of $4.62 on August 13, 2008.

(4)
Mr. Taniguchi exercised 20,000 options with a strike price of $2.63 on May 6, 2008

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Mark B. Dunkerley	0	—	$704,000	0	$3,509,000
Peter R. Ingram	0	$130,000	$29,500	0	$159,500
David J. Osborne	0	$130,000	$29,500	0	$159,500
Barbara D. Falvey	0	$91,000	$20,650	0	$111,650
Glenn G. Taniguchi	0	$91,000	$20,650	0	$111,650

(1)
For purposes of this table, registrant contributions are calculated as the number of DSUs granted in the fiscal year multiplied by the fair market value of the corresponding number of shares of Common Stock that may be delivered with respect to such DSUs. The Company's compensation expense for fiscal year 2008, calculated according to FAS 123R, with respect to each DSU award is reported in the "Stock Awards" column of the Summary Compensation Table, above.

(2)
Earnings are calculated by multiplying the number of outstanding DSUs by the increase in the Company's stock price since December 31, 2007 (in the case of Mr. Dunkerley) or the February 29, 2008 grant date in the case of all other named executive officers.

        The table above reports the compensation that may be received by each named executive officer pursuant to outstanding DSU awards. With respect to Mr. Ingram, Mr. Osborne, Ms. Falvey and Mr. Taniguchi, DSUs granted in fiscal year 2008 vest in three substantially equal installments on March 1, 2009, March 1, 2010 and March 1, 2011 provided that the applicable named executive officer remains employed during such period. Shares of Common Stock will be delivered with respect to such DSUs no later than 90 days following the earliest of the following: March 1, 2011, a Change in Control of the Company, or the applicable executive's death or disability. The value of the number of shares of Common Stock subject to Mr Dunkerley's DSUs, granted in fiscal year 2007, was $2,744,500 on the date of grant, and $2,805,000 on December 31, 2007. Mr. Dunkerley's DSUs vest in three substantially equal installments on January 1, 2009, November 8, 2009 and November 8, 2010. Shares of Common Stock will be delivered to Mr. Dunkerley with respect to each installment of vested DSUs in the calendar year following the year in which the applicable installment vests. In addition, Mr. Dunkerley's DSUs are subject to accelerated vesting and delivery upon a Change in Control of the Company or Mr. Dunkerley's termination without cause, or for good reason. Each named executive officer will forfeit any unpaid DSUs upon termination of employment with the Company for cause.

 Potential Payments Upon Termination or Change-in-Control

        We have entered into agreements that will require us to provide compensation to the officers named in the Summary Compensation Table in the event of such executive officer's termination of employment or a change in control of the Company. Each named executive officer is required pursuant to the terms of his or her employment agreement to adhere to certain restrictive covenants, including a non-competition covenant of 12 months in duration, in order to receive the severance payments specified below. The amount of compensation payable to each such executive in each situation is listed in the tables below, and is calculated assuming that the applicable event (termination for the reasons specified below or a change in control) occurred on December 31, 2008.

  Mr. Dunkerley.

        The following table describes and quantifies the estimated payments and benefits (in addition to accrued but unpaid base salary and bonus and vested benefits pursuant to the Company's employee benefits plans) that would be provided upon termination or a change in control of the Company as of December 31, 2008 for Mr. Dunkerley. Mr. Dunkerley is bound by the terms of the noncompetition provisions of his employment agreement for a period of 12 months following the effective date of his termination of employment with the Company.

	Termination
Benefits and Payments	Without Cause, For Good Reason or Non-Renewal(1)	Death(2)	Disability(3)	Change in Control(4)
Lump Sum Payment	$2,500,000	$—	$—	$2,500,000
Performance/Incentive Bonus(5)	980,694	980,694	980,694	980,694
Stock Options (Accelerated Vesting)(6)	208,500	—	—	208,500
Stock Awards(6)	4,466,000	—	—	4,466,000
Insurance Proceeds	—	300,000	2,574,000	—
Insurance Premium Reimbursement (Life, Medical and Disability)	17,451	—	—	17,451
Travel Benefits	1,324	—	—	—
Tax Gross Up(7)	—	—	—	2,043,161

Total	$8,173,969	$1,280,694	$3,554,694	$10,215,806

(1)
Mr. Dunkerley's employment agreement provides him with severance payments in a lump sum of $2,500,000 and continued payment for life, disability and medical benefits and continued travel benefits for the remainder of the term of his agreement (through November 8, 2010) upon (1) termination of employment by the Company without "Cause" (2) termination of employment by Mr. Dunkerley for "Good Reason," and (3) termination following a failure of the Company to offer Mr. Dunkerley a new employment agreement on terms comparable in all material respects with his current employment agreement within 6 months prior to the expiration of the term of his current agreement. Mr. Dunkerley's continued insurance premiums and travel benefits are calculated based on the Company's fiscal 2008 expense for such benefits. Under Mr. Dunkerley's employment agreement: (a) "Cause" means (i) a material breach by Mr. Dunkerley of his obligations under Mr. Dunkerley's employment agreement, after Mr. Dunkerley has been given written notice specifying the breach and has been provided a thirty day opportunity to cure, including, without limitation, willful neglect of Mr. Dunkerley's duties or Mr. Dunkerley's willful failure (other than any such failure resulting from the termination of Mr. Dunkerley's employment for death, disability, retirement or "Good Reason") to implement or adhere to policies established by, or directives of, the Board of Directors, (ii) Mr. Dunkerley is convicted of, or pleads guilty or no contest to a felony, or written evidence is presented to the Board of Directors that Mr. Dunkerley engaged in a crime that may have an adverse impact on the Company's reputation and standing in the community, and (iii) Mr. Dunkerley has committed fraud in connection with the business affairs of the Company, regardless of whether such conduct is designed to defraud the Company or others; and (b) "Good Reason" means (i) the assignment to Mr. Dunkerley of any duties that are materially inconsistent with, or reflect a material reduction of, Mr. Dunkerley's powers and responsibilities, or a change of Mr. Dunkerley's reporting responsibilities, or a negative change of Mr. Dunkerley's title and responsibilities, (ii) the Company's material breach of any of the provisions of Mr. Dunkerley's employment agreement, or a material change in the conditions of Mr. Dunkerley's employment, including, without limitation, a failure by the Company to provide Mr. Dunkerley with incentive compensation and benefit plans that provide comparable benefits and amounts as such type of programs in effect as of the effective date of Mr. Dunkerley's employment agreement as provided to other Company executive officers, (iii) the relocation of the Company's principal executive offices to a location outside of the Honolulu area or the Company's requiring that Mr. Dunkerley be based anywhere other than the Company's principal executive offices, except for travel on Company business to an extent substantially consistent with Mr. Dunkerley's position and responsibilities, (iv) a Change in Control of the Company (as defined in note 4 below) or (v) a failure by the Company to maintain Directors' and Officers' insurance as set forth in Mr. Dunkerley's employment agreement.

(2)
The Company is self-insured with respect to the life insurance covering Mr. Dunkerley. The Company will be required to pay $300,000 in a lump sum in the event of Mr. Dunkerley's death.

(3)
Pursuant to Mr. Dunkerley's employment agreement, he is entitled to participate in the Company's executive long-term disability plan, pursuant to which, if Mr. Dunkerley's employment were terminated as a result of his disability on December 31, 2008, Mr. Dunkerley would be entitled to a supplemental disability benefit of up to $11,000 per month, as described in the Compensation Discussion and Analysis section above.

(4)
In the event of a "Change in Control," Mr. Dunkerley has the right, on written notice to the Company given at any time within sixty days after such "Change of Control," to elect to terminate his employment with the Company, which termination will be deemed a termination by Mr. Dunkerley for "Good Reason." The dollar values in the table assume that Mr. Dunkerley has elected to terminate his employment for "Good Reason" on December 31, 2008.

  Under Mr. Dunkerley's employment agreement, a "Change in Control" means any of the following (a) any person or persons acting together that would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, beneficially own 30% or more of the total voting power of the stock of the Company entitled to vote for the Board of Directors (the "Voting Stock") or economic interests in the Company, (b) the sale, transfer, assignment or other disposition (including by merger or consolidation) by the stockholders of the Company, in one transaction or a series of related transactions, with the result that the beneficial owners of the Voting Stock of or economic interests in the Company immediately prior to the transaction (or series) do not, immediately after such transaction (or series) beneficially own Voting Stock representing more than 50% of the voting power of all classes of Voting Stock of the Company or any successor entity of the Company or economic interests in the Company representing more than 50% of the economic interests in the Company or any successor entity of the Company; (c) the approval by the stockholders of the Company of any sale or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Company, (d) the dissolution or liquidation of the Company or (e) a change in the composition of the Board of Directors, as a result of which, fewer than one-half of the incumbent directors (without including directors who are appointed as part of the union contract) are directors who either (i) had been directors, other than directors who are appointed as part of the union contract, of the Company on the effective date of Mr. Dunkerley's employment agreement (the "Original Directors") or (ii) were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the Original Directors who were still in office at the time of the election or nomination or directors whose election or nomination was previously so approved.

(5)
Pursuant to Mr. Dunkerley's employment agreement, if Mr. Dunkerley's employment is terminated as a result of his death, disability, by the Company without "Cause" or by Mr. Dunkerley for "Good Reason," Mr. Dunkerley shall be entitled to receive a performance/incentive bonus for services rendered during the year in which Mr. Dunkerley's employment is terminated. The dollar value in the table represents the bonus earned by Mr. Dunkerley for fiscal 2008.

(6)
Pursuant to Mr. Dunkerley's employment agreement, all unvested equity benefits granted to Mr. Dunkerley become immediately fully vested and/or exercisable upon a termination without "Cause" or "Good Reason" or upon a change in control of the Company, provided that, Mr. Dunkerley's restricted stock will only vest upon a change in control if the Company's stockholders receive at least $6.50 per share. Regarding stock options, the dollar values in the table assume that the benefit of acceleration of stock options equals the difference between the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) and the exercise price of the unvested awards, multiplied by the number of shares of Common Stock underlying the unvested options held by Mr. Dunkerley at December 31, 2008. Regarding restricted stock and DSUs, the dollar values in the table are calculated by multiplying the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) by the number of shares of Common Stock underlying the unvested restricted stock and DSUs held by Mr. Dunkerley at December 31, 2008. (For purposes of this calculation, it is assumed that all of Mr. Dunkerley's restricted stock will vest upon a change in control.)

(7)
Mr. Dunkerley is entitled to additional compensation in the event his change in control payments result in an excise tax under Section 4999 of the Code (imposing an excise tax on "excess parachute payments," as defined in Section 280G of the Code). The amount of such additional compensation is the amount necessary to put Mr. Dunkerley in the financial position he would be in if no such excise tax were imposed, based upon a hypothetical change in control on December 31, 2008.

  Mr. Ingram.

        The following table describes and quantifies the estimated payments and benefits (in addition to accrued but unpaid base salary and bonus and vested benefits pursuant to the Company's employee benefits plans) that would be provided upon termination or a change in control of the Company as of December 31, 2008 for Mr. Ingram. Mr. Ingram's receipt of any severance payments below is subject to his execution and non-revocation of a general release and waiver of claims against the Company. Mr. Ingram is bound by the terms of the noncompetition provisions of his employment agreement for a period of 12 months following the effective date of his termination of employment with the Company.

	Termination
Benefits and Payments	Without Cause(1)	Death	Disability(2)	Change in Control(3)
Lump Sum Payment	$330,000	$—	$—	$—
Performance/Incentive Bonus(4)	397,935	—	—	—
Stock Options (Accelerated Vesting)	—	—	—	232,133
Stock Awards(5)	—	159,500	159,500	159,500
Insurance Premiums (Medical and Dental)	8,351	—	—	8,351
Insurance Proceeds	—	—	2,915,000	—

Total	$736,286	$159,500	$3,074,500	$399,984

(1)
Mr. Ingram's employment agreement provides him with a lump sum severance payment upon termination of employment by the Company without "Cause" equal to his current annual base salary and his pro-rated bonus for the year of termination and provides him 12 months continued medical and dental benefits. Under Mr. Ingram's employment agreement, "Cause" means (i) a material breach of the agreement by Mr. Ingram, including without limitation, repeated neglect of Mr. Ingram's duties, Mr. Ingram's repeated material lack of diligence and attention in performing services as provided in the agreement, or Mr. Ingram's repeated failure to implement or adhere to Company policies, in each case after notice to Mr. Ingram stating the reason for such breach and providing Mr. Ingram thirty (30) days opportunity to cure, (ii) commission of a crime (other than a petty offense or traffic violation) that has a material adverse impact on the Company's reputation and standing in the community, (iii) fraudulent conduct in connection with the business affairs of the Company, regardless of whether such conduct is designed to defraud the Company or others, (iv) conduct in material violation of the Company's corporate compliance rules, practices, procedures and ethical guidelines and (v) material violation(s) of the Company's House Rules (as defined in the agreement).

(2)
Pursuant to Mr. Ingram's employment agreement, he is entitled to participate in the Company's executive long-term disability plan, pursuant to which, if Mr. Ingram's employment were terminated as a result of his disability on December 31, 2008, Mr. Ingram would be entitled to a supplemental disability benefit of up to $11,000 per month, as described in the Compensation Discussion and Analysis section above.

(3)
Pursuant to Mr. Ingram's stock option agreements, all unvested options granted to Mr. Ingram become immediately fully vested and exercisable upon a "Change in Control" of the Company. Regarding stock options, the dollar values in the table assume that the benefit of acceleration of stock options equals the difference between the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) and the exercise price of the unvested awards, multiplied by the number of shares of Common Stock underlying the unvested options held by Mr. Ingram at December 31, 2008.

  Under the Company's stock option agreements with named executive officers (other than Mr. Dunkerley), a "Change in Control" means any of the following (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than by an employee benefit plan or in certain restructurings or combinations that do not affect the effective control of the Company by the stockholders immediately prior thereto, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); (b) the occurrence of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation 50% or more of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities; (c) the occurrence of (i) a complete liquidation or substantial dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, in each case other than to a subsidiary, wholly-owned, directly or indirectly, by the Company or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction; or (d) during any period of twelve (12) consecutive months, the individuals at the beginning of any such period who constitute the Board and any new director (other than a director designated by a person or entity who has entered into an agreement with the Company or other person or entity to effect a transaction described above) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of any such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

(4)
Pursuant to Mr. Ingram's employment agreement, if Mr. Ingram's employment is terminated by the Company without "Cause," Mr. Ingram shall be entitled to receive a pro rated performance/incentive bonus for services rendered during the portion of the year in which he worked prior to termination. The dollar value in the table represents the bonus earned by Mr. Ingram for fiscal 2008, which is not necessarily indicative of the bonus payable under Mr. Ingram's employment agreement.

(5)
The vesting and delivery of Mr. Ingram's DSUs is accelerated upon death, disability or a change in control. The dollar values in the table are calculated by multiplying the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) by the number of shares of Common Stock underlying the unvested DSUs held by Mr. Ingram at December 31, 2008.

  Mr. Osborne.

        The following table describes and quantifies the estimated payments and benefits (in addition to accrued but unpaid base salary and bonus and vested benefits pursuant to the Company's employee benefits plans) that would be provided upon termination or a change in control of the Company as of December 31, 2008 for Mr. Osborne. Mr. Osborne's receipt of any severance payments below is subject to his execution and non-revocation of a general release and waiver of claims against the Company. Mr. Osborne is bound by the terms of the noncompetition provisions of his employment agreement for a period of 12 months following the effective date of his termination of employment with the Company.

	Termination
Benefits and Payments	Without Cause(1)	Death	Disability(2)	Change in Control(3)
Lump Sum Payment	$300,000	$—	$—	$—
Performance/Incentive Bonus(4)	361,759	—	—	—
Stock Options (Accelerated Vesting)	—	—	—	270,099
Stock Awards(5)	—	159,500	159,500	159,500
Insurance Proceeds	—	—	1,584,000	—
Insurance Premiums (Medical and Dental)	7,228	—	—	—

Total	$668,987	$159,500	$1,743,500	$429,599

(1)
Mr. Osborne's employment agreement provides him with a lump sum severance payment upon termination of employment by the Company without "Cause" equal to his current annual base salary and his annual insurance premiums for medical and dental coverage. Under the Mr. Osborne's employment agreement, "Cause" means (i) a material breach of the agreement by Mr. Osborne, including without limitation, repeated neglect of Mr. Osborne's duties, Mr. Osborne's repeated material lack of diligence and attention in performing services as provided in the agreement, or Mr. Osborne's repeated failure to implement or adhere to Company policies, in each case after notice to Mr. Osborne stating the reason for such breach and providing Mr. Osborne thirty (30) days opportunity to cure, (ii) commission of a crime (other than a petty offense or traffic violation) that has a material adverse impact on the Company's reputation and standing in the community, (iii) fraudulent conduct in connection with the business affairs of the Company, regardless of whether such conduct is designed to defraud the Company or others, (iv) conduct in material violation of the Company's corporate compliance rules, practices, procedures and ethical guidelines and (v) material violation(s) of the Company's House Rules (as defined in the agreement).

(2)
Pursuant to Mr. Osborne's employment agreement, he is entitled to participate in the Company's executive long-term disability plan, pursuant to which, if Mr. Osborne's employment were terminated as a result of his disability on December 31, 2008, Mr. Osborne would be entitled to a supplemental disability benefit of up to $11,000 per month, as described in the Compensation Discussion and Analysis section above.

(3)
Pursuant to Mr. Osborne's stock option agreements, all unvested options granted to Mr. Osborne become immediately fully vested and exercisable upon a "Change in Control" of the Company (as defined in footnote 3 to the termination table for Mr. Osborne above). Regarding stock options, the dollar values in the table assume that the benefit of acceleration of stock options equals the difference between the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) and the exercise price of the unvested awards, multiplied by the number of shares of Common Stock underlying the unvested options held by Mr. Osborne at December 31, 2008.

(4)
Pursuant to Mr. Osborne's employment agreement, if Mr. Osborne's employment is terminated by the Company without "Cause," Mr. Osborne shall be entitled to receive a pro rated performance/incentive bonus for services rendered during the portion of the year in which he worked prior to termination. The dollar value in the table represents the bonus earned by Mr. Osborne for fiscal 2008, which is not necessarily indicative of the bonus payable under Mr. Osborne's employment agreement.

(5)
The vesting and delivery of Mr. Osborne's DSUs is accelerated upon death, disability or a change in control. The dollar values in the table are calculated by multiplying the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) by the number of shares of Common Stock underlying the unvested DSUs held by Mr. Osborne at December 31, 2008.

  Ms. Falvey.

        The following table describes and quantifies the estimated payments and benefits (in addition to accrued but unpaid base salary and bonus and vested benefits pursuant to the Company's employee benefits plans) that would be provided upon termination or a change in control of the Company as of December 31, 2008 for Ms. Falvey. Ms. Falvey's receipt of any severance payments below is subject to her execution and non-revocation of a general release and waiver of claims against the Company. Ms. Falvey is bound by the terms of the noncompetition provisions of her employment agreement for a period of 12 months following the effective date of her termination of employment with the Company.

	Termination
Benefits and Payments	Without Cause(1)	Death	Disability(2)	Change in Control(3)
Lump Sum Payment	$280,000	$—	$—	$—
Performance/Incentive Bonus(4)	268,000	—	—	—
Stock Options (Accelerated Vesting)	—	—	—	125,331
Stock Awards(5)	—	111,650	111,650	111,650
Insurance Proceeds	—	—	1,947,000	—
Insurance Premiums (Medical and Dental)	6,081	—	—	—

Total	$554,081	$111,650	$2,058,650	$236,981

(1)
Ms. Falvey's employment agreement provides her with a severance payment upon termination of employment by the Company without "Cause" equal to her current annual base salary and her annual insurance premiums for medical and dental coverage. Under Ms. Falvey's employment agreement, "Cause" means (i) a material breach of the agreement by Ms. Falvey, including without limitation, repeated neglect of Ms. Falvey's duties, Ms. Falvey's repeated material lack of diligence and attention in performing services as provided in the agreement, or Ms. Falvey's repeated failure to implement or adhere to Company policies, in each case after notice to Ms. Falvey stating the reason for such breach and providing Ms. Falvey thirty (30) days opportunity to cure, (ii) commission of a crime (other than a petty offense or traffic violation) that has a material adverse impact on the Company's reputation and standing in the community, (iii) fraudulent conduct in connection with the business affairs of the Company, regardless of whether such conduct is designed to defraud the Company or others,

  (iv) conduct in material violation of the Company's corporate compliance rules, practices, procedures and ethical guidelines and (v) material violation(s) of the Company's House Rules (as defined in the agreement).

(2)
Pursuant to Ms. Falvey's employment agreement, she is entitled to participate in the Company's executive long-term disability plan, pursuant to which, if Ms. Falvey's employment were terminated as a result of her disability on December 31, 2008, Ms. Falvey would be entitled to a supplemental disability benefit of up to $11,000 per month, as described in the Compensation Discussion and Analysis section above.

(3)
Pursuant to Ms. Falvey's stock option agreements, all unvested options granted to Ms. Falvey become immediately fully vested and exercisable upon a "Change in Control" of the Company (as defined in footnote 3 to the termination table for Ms. Falvey above). Regarding stock options, the dollar values in the table assume that the benefit of acceleration of stock options equals the difference between the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) and the exercise price of the unvested awards, multiplied by the number of shares of Common Stock underlying the unvested options held by Ms. Falvey at December 31, 2008.

(4)
Pursuant to Ms. Falvey's employment agreement, if Ms. Falvey's employment is terminated by the Company without "Cause," Ms. Falvey shall be entitled to receive a pro rated performance/incentive bonus for services rendered during the portion of the year in which he worked prior to termination. The dollar value in the table represents the bonus earned by Ms. Falvey for fiscal 2008, which is not necessarily indicative of the bonus payable under Ms. Falvey's employment agreement.

(5)
The vesting and delivery of Ms. Falvey's DSUs is accelerated upon death, disability or a change in control. The dollar values in the table are calculated by multiplying the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) by the number of shares of Common Stock underlying the unvested DSUs held by Ms. Falvey at December 31, 2008.

  Mr. Taniguchi.

        The following table describes and quantifies the estimated payments and benefits (in addition to accrued but unpaid base salary and bonus and vested benefits pursuant to the Company's employee benefits plans) that would be provided upon termination or a change in control of the Company as of December 31, 2008 for Mr. Taniguchi. Mr. Taniguchi's receipt of any severance payments below is subject to his execution and non-revocation of a general release and waiver of claims against the Company. Mr. Taniguchi is bound by the terms of the noncompetition provisions of his employment agreement for a period of 12 months following the effective date of his termination of employment with the Company.

	Termination
Benefits and Payments	Without Cause(1)	Death	Disability(2)	Change in Control(3)
Base Salary	$250,000	$—	$—	$—
Stock Options (Accelerated Vesting)	—	—	—	141,491
Stock Awards(4)	—	111,650	111,650	111,650
Insurance Proceeds	—	—	—	—
Insurance Premiums (Life, Disability, Medical and Dental)	8,649	—	—	—
Travel Benefits	2,142	—	—	—

Total	$260,791	$111,650	$111,650	$253,141

(1)
Mr. Taniguchi's employment agreement provides him with severance payments upon termination of employment by the Company without "Cause" consisting of 12 months continued base salary and 12 months continued medical, dental and travel benefits. The dollar value in the table represents

  Mr. Taniguchi's travel benefits for fiscal 2008. Under Mr. Taniguchi's employment agreement, "Cause" means (i) a material breach of the agreement by Mr. Taniguchi, including without limitation, repeated neglect of Mr. Taniguchi's duties, Mr. Taniguchi's repeated material lack of diligence and attention in performing services as provided in the agreement, or Mr. Taniguchi's repeated failure to implement or adhere to Company policies, in each case after notice to Mr. Taniguchi stating the reason for such breach and providing Mr. Taniguchi thirty (30) days opportunity to cure, (ii) commission of a crime (other than a petty offense or traffic violation) that has a material adverse impact on the Company's reputation and standing in the community, (iii) fraudulent conduct in connection with the business affairs of the Company, regardless of whether such conduct is designed to defraud the Company or others, (iv) conduct in material violation of the Company's corporate compliance rules, practices, procedures and ethical guidelines and (v) material violation(s) of the Company's House Rules (as defined in the agreement).

(2)
Pursuant to Mr. Taniguchi's employment agreement, he is entitled to participate in the Company's executive long-term disability plan, pursuant to which, if Mr. Taniguchi's employment were terminated as a result of his disability on December 31, 2008, Mr. Taniguchi would be entitled to a supplemental disability benefit of up to $11,000 per month, as described in the Compensation Discussion and Analysis section above. Mr. Taniguchi turned 65 prior to December 31, 2008.

(3)
Pursuant to Mr. Taniguchi's stock option agreements, all unvested options granted to Mr. Taniguchi become immediately fully vested and exercisable upon a "Change in Control" of the Company (as defined in footnote 3 to the termination table for Mr. Taniguchi above). Regarding stock options, the dollar values in the table assume that the benefit of acceleration of stock options equals the difference between the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) and the exercise price of the unvested awards, multiplied by the number of shares of Common Stock underlying the unvested options held by Mr. Taniguchi at December 31, 2008.

(4)
The vesting and delivery of Mr. Taniguchi's DSUs is accelerated upon death, disability or a change in control. The dollar values in the table are calculated by multiplying the closing sales price of the Company's Common Stock on December 31, 2008 ($6.38) by the number of shares of Common Stock underlying the unvested DSUs held by Mr. Taniguchi at December 31, 2008.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee has at any time been an employee of ours. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides the beneficial ownership, both direct and indirect, reported to us as of March 31, 2009 (except as otherwise noted in the footnotes) of our Common Stock and Special Preferred Stock, including shares as to which a right to acquire ownership within 60 days of such date exists (for example, through the ability to exercise stock options and warrants). The information is presented for beneficial owners of more than 5% of our Common Stock and Special Preferred Stock, and for our directors, our named executive officers and for the group comprised of all of our directors and executive officers. We know of no persons other than those identified below who owned beneficially more than 5% of the outstanding shares of our Common Stock or Special Preferred Stock as of March 31, 2009. The table is based on 51,601,236 shares of Common Stock and one share each of Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock outstanding as of March 31, 2009.

Name and Address of Beneficial Owner	Number of Shares of Common and Special Preferred Stock Beneficially Owned		Percent and Class of Common and Special Preferred Stock Beneficially Owned
PAR Investment Partners, L.P. and affiliates c/o PAR Capital Management, Inc. One International Place, Suite 2401 Boston, MA 02110	4,887,200	(1)	9.5% of Common Stock
Renaissance Technologies LLC James H. Simons 800 Third Avenue New York, New York 10022	4,298,600	(2)	8.3% of Common Stock
Whitebox Advisors LLC 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416	2,871,582	(3)	5.3% of Common Stock
International Association of Machinists and Aerospace Workers 1771 Commerce Drive, Ste. 103 Elk Grove, IL 60007 Attn: Rich Delaney	1		100% of Series B Special Preferred Stock (constituting 33.3% of all Special Preferred Stock)
Association of Flight Attendants 501 Third Street, N.W., 9th Floor Washington, DC 20005-4006 Attn: David Borer, Esq.	1		100% of Series C Special Preferred Stock (constituting 33.3% of all Special Preferred Stock)
Hawaiian Master Executive Council c/o Air Line Pilots Association 3375 Koapaka Street, Suite F-238-10 Honolulu, HI 96819 Attn: Master Chair, Hawaiian MEC	1		100% of Series D Special Preferred Stock (constituting 33.3% of all Special Preferred Stock)
Gregory S. Anderson**	6,666	(4)	Common Stock*
L. Todd Budge**	21,667	(5)	Common Stock*
Donald J. Carty**	352,729	(6)	Common Stock*
Mark B. Dunkerley**	1,352,033	(7)	2.6% of Common Stock
Lawrence S. Hershfield**	1,976,725	(8)	3.8% of Common Stock
Randall L. Jenson**	113,167	(9)	Common Stock*

Name and Address of Beneficial Owner	Number of Shares of Common and Special Preferred Stock Beneficially Owned		Percent and Class of Common and Special Preferred Stock Beneficially Owned
Sean Kim**	8,333	(10)	Common Stock*
Bert T. Kobayashi, Jr.**	11,666	(11)	Common Stock*
Crystal K. Rose**	21,667	(12)	Common Stock*
William S. Swelbar**	21,667	(13)	Common Stock*
Barbara D. Falvey**	87,141	(14)	Common Stock*
Peter R. Ingram**	233,191	(15)	Common Stock*
David J. Osborne**	57,934	(16)	Common Stock*
Glenn G. Taniguchi**	45,204	(17)	Common Stock*
Directors and executive officers as a group (14 persons)	4,309,790		7.9% of Common Stock

*
Less than 1%

**
Address is c/o Hawaiian Holdings, Inc., 3375 Koapaka Street, Suite G-350, Honolulu, HI 96819.

(1)
According to Form 13G/A filed with the SEC on February 17, 2009 by PAR Investment Partners, L.P. ("PIP"), PAR Group, L.P. ("PAR Group") and PAR Capital Management, Inc. ("PAR Capital"), PIP, PAR Group and PAR Capital beneficially own 4,887,200 shares of Common Stock and have sole voting power and dispositive power over those shares. PAR Group is the general partner of PIP, and PAR Capital is the general partner of PAR Group.

(2)
According to Form 13G filed with the SEC on February 13, 2009 by Renaissance Technologies LLC ("RTC") and James H. Simons, RTC and Mr. Simons beneficially own 4,298,600 shares of Common Stock. RTC and Mr. Simons have sole voting power over 3,847,610 shares of Common Stock, sole dispositive power over 4,259,900 shares of Common Stock and shared dispositive power over 38,700 shares of Common Stock. Mr. Simons is the control person of RTC.

(3)
Based on a Form 13F for the year ended December 31, 2008, filed with the SEC, Whitebox Advisors, LLC ("Whitebox") beneficially owns 499,153 shares of Common Stock. Additionally, entities affiliated with Whitebox own, in the aggregate, warrants currently exercisable to purchase 2,372,429 shares of Common Stock.

(4)
Represents shares of Common Stock underlying stock options that are exercisable within 60 days of March 31, 2009.

(5)
Represents shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(6)
Represents (i) 351,062 shares of Common Stock owned directly by Mr. Carty and (ii) 1,667 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(7)
Represents (i) 124,252 shares of Common Stock owned directly by Mr. Dunkerley, (ii) 1,119,000 shares of Common Stock underlying stock options that are currently exercisable and (iii) 150,000 restricted shares of Common Stock, which are subject to time and performance vesting.

(8)
Represents (i) 988,567 shares of Common Stock beneficially held through RC Aviation Management, LLC ("RC Management"); (ii) 758,158 shares of Common Stock underlying a warrant that is currently exercisable and beneficially held through RC Management, (iii) 85,000 shares of

  Common Stock owned directly by Mr. Hershfield, (iv) 145,000 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(9)
Represents (i) 106,667 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009 and (ii) 6,500 shares of Common Stock owned directly by Mr. Jenson.

(10)
Represents 8,333 shares of Common Stock underlying stock options that are exercisable within 60 days of March 31, 2009.

(11)
Represents 11,666 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(12)
Represents 21,667 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(13)
Represents 21,667 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(14)
Represents 87,141 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(15)
Represents (i) 13,190 shares of Common Stock owned directly by Mr. Ingram and (ii) 220,001 shares of Common Stock underlying stock options that are exercisable as of or within 60 days of March 31, 2009.

(16)
Represents 57,934 shares of Common Stock underlying options that are exercisable as of or within 60 days of March 31, 2009.

(17)
Represents 45,204 shares of Common Stock underlying options that are exercisable as of or within 60 days of March 31, 2009.

Special Preferred Stock

        The IAM, the AFA and the ALPA hold one share of Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock, respectively, that entitle each Union to nominate one director. Mr. Kim is the IAM's designee to the Board of Directors and Mr. Swelbar is the AFA's designee to the Board of Directors. Mr. Nicolai had served as the ALPA's designee to the Board of Directors until his resignation from the Board of Directors effective as of April 1, 2009. The ALPA has nominated Duane E. Woerth, a former president of the ALPA, to serve as Mr. Nicolai's successor. It is anticipated that the Board of Directors will act on this nomination prior to the Annual Meeting. The Special Preferred Stock Designees are not elected by the holders of the Common Stock, and their election is, accordingly, not to be considered at the Annual Meeting. Each Union, as a holder of Special Preferred Stock, has the right to designate a nominee to fill a vacancy on the Board of Directors caused by the removal, resignation or death of a director whom such holder is entitled to nominate pursuant to our Amended By-laws. If such vacancy is not filled by the Board of Directors within 30 days of such nomination, such vacancy may be filled by the written consent of the applicable holder of Special Preferred Stock. In addition to the rights described above, each series of the Special Preferred Stock, unless otherwise specified: (1) ranks senior to the Common Stock and ranks pari passu with each other such series of Special Preferred Stock with respect to the liquidation, dissolution and winding up of the Company and will be entitled to receive $0.01 per share before any payments are made, or assets distributed to holders of any stock ranking junior to the Special Preferred Stock; (2) has no dividend rights unless a dividend is declared and paid on the Common Stock, in which case the Special Preferred Stock would be entitled to receive a dividend in an amount per share equal to two times the dividend per share paid on the Common Stock; (3) is entitled to one vote per share of such series and votes with the Common Stock as a single class on all matters submitted to holders of the Common Stock; and (4) automatically converts into the Common Stock on a 1:1 basis at such time as such shares are transferred or such holders are no longer entitled to nominate a representative to our Board of Directors pursuant to their respective collective bargaining agreements.

Changes In Control

        We are not aware of any arrangement that might result in a change in control in the future.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

        We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. In addition, the Governance and Nominating Committee monitors and reviews any issues regarding the "independence" of directors or involving potential conflicts of interest, and evaluates any change of status or circumstance with respect to a director and determines the propriety of the director's continued service in light of that change.

Related Party Transactions

        We are not aware of any transaction since the beginning of our last fiscal year in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, except that Eric C.W. Nicolai, who is a former member of our Board of Directors, is employed by Hawaiian as a pilot and received a salary during 2008 of $173,829.

 REPORT OF THE AUDIT COMMITTEE

        The Board of Directors has the ultimate authority for effective corporate governance, including oversight of the Company's management. The Audit Committee's purpose is to assist the Board of Directors in fulfilling its responsibilities by overseeing our accounting and financial reporting processes, the audits of our consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as our independent auditor, and the performance of our internal auditors.

        The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control. Our independent registered public accounting firm, Ernst & Young LLP ("Ernst & Young"), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and expressing an opinion on the effectiveness of our internal control over financial reporting.

        The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2008 and discussed such statements with management. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees—AU Section 380), as currently in effect.

        The Audit Committee received from Ernst & Young the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and PCAOB Ethics and Independence Rule 3526 (Communications with Audit Committees Concerning Independence), and discussed with Ernst & Young its independence.

        Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, and be filed with the SEC. The Audit Committee also appointed Ernst & Young to serve as our independent registered public accounting firm for the year 2009.

        This report of the Audit Committee shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that this information be treated as soliciting material or specifically incorporates this information by reference, nor shall it be deemed filed under such Acts.

The Audit Committee

Gregory S. Anderson, Chairman
Donald J. Carty
L. Todd Budge
Bert T. Kobayashi, Jr.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has selected Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2009. Our financial statements for the 2008 fiscal year were audited and reported upon by Ernst & Young.

        Representatives of Ernst & Young will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders and make a statement should they so desire.

        The amounts set forth below include all fees paid to Ernst & Young for services provided to us during 2008 and 2007.

Audit Fees

        Fees for audit services rendered by Ernst & Young to us totaled $1.5 million and $1.8 million for 2008 and 2007, respectively. Audit fees consist primarily of fees for the audits of our consolidated financial statements and the financial statements of Hawaiian, the audit of our internal control over financial reporting, the review of the interim condensed consolidated financial statements included in our quarterly reports, attestation services required by statute or regulation, consents, assistance with and review of documents filed with the SEC, work performed by tax professionals in connection with the audits and quarterly reviews, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards. All of the foregoing services rendered by Ernst & Young were pre-approved by the Audit Committee.

Audit Related Fees

        Fees for audit-related services rendered by Ernst & Young to us totaled $0.1 million and $0.2 million in 2008 and 2007, respectively, consisting entirely of fees for the audit of Hawaiian's employee benefit plans in 2008 and for audits of employee benefit plans and certain services for proposed corporate transactions during 2007. All of the foregoing services rendered by Ernst & Young were pre-approved by the Audit Committee.

Tax Fees

        Fees for tax services rendered by Ernst & Young to us totaled $0.2 million and $0.1 million in 2008 and 2007, respectively. Tax fees consist primarily of fees for the preparation of federal and state tax returns, review of tax returns prepared by the Company, assistance in assembling data to respond to governmental reviews of past tax filings, and tax advice, exclusive of tax services rendered in connection with the audits. All of the foregoing services rendered by Ernst & Young were pre-approved by the Audit Committee.

Other Fees

        Ernst & Young did not provide any professional services during fiscal 2008 other than those described under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees." Fees for other services rendered by Ernst & Young to us in 2007 were de minimus (i.e., less than $5,000) and related to services provided in connection with certain statutory matters.

Audit Committee Pre-Approval Policies

        The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, whereby it may pre-approve the provision of services to us by the independent auditors. The policy of the Audit Committee is to pre-approve the audit, audit-related, tax and non-audit services to be performed during the year on an annual basis, in accordance with a schedule of such services approved by the Audit Committee. The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit-related services and tax services to be provided by the auditors will be subject to general pre-approval by the Audit Committee. The Audit Committee may grant specific case-by-case approval for permissible non-audit services. The Audit Committee will establish pre-approval fee levels or budgeted amounts for all services to be provided on an annual basis. Any proposed services exceeding those levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, who will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting.

 PROPOSAL NO. 2: SECOND AMENDMENT TO STOCK INCENTIVE PLAN

Description of Proposed Second Amendment

        On November 12, 2008, our Board of Directors, upon the recommendation of the Governance and Nominating Committee, adopted the second amendment to the Stock Incentive Plan, subject to the approval of the second amendment by our stockholders. The second amendment, if approved by our stockholders, will (i) eliminate the automatic annual grant of options to purchase 10,000 shares of Common Stock to non-employee directors (or, in the case of the Chairman of the Board of Directors, options to purchase 15,000 shares of Common Stock) in favor of discretionary annual grants, and (ii) provide that such discretionary annual grants to non-employee directors will be administered by the Governance and Nominating Committee. Such discretionary annual grants may include grants of stock options, restricted stock, deferred stock units, or any other award authorized under the Stock Incentive Plan, or any combination thereof.

Reason for the Proposed Second Amendment

        The proposed second amendment will provide additional flexibility in structuring a competitive equity compensation program for the non-employee directors who serve on our Board of Directors. Additionally, the automatic annual grant provision was considered outdated in light of a change to the SEC rules to permit a non-employee director who receives a discretionary annual grant to be considered an independent director.

        The following description of certain features of the Stock Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Stock Incentive Plan. A copy of the Stock Incentive Plan, including the first amendment dated September 27, 2006, is attached as Appendix A at the end of this Proxy Statement. The second amendment dated November 12, 2008 is attached as Appendix B at the end of this Proxy Statement. The Stock Incentive Plan as amended by the first amendment dated September 27, 2006 and the second amendment dated November 12, 2008 is hereinafter referred to as the "Plan."

Description of the Plan

        Administration; Eligibility; Shares Available for Issuance; Limitations on Issuance.    Except as described under "Director Awards" below, the Plan is administered by the Compensation Committee. The Compensation Committee is authorized from time to time to select and to grant awards under the Plan to such key employees, contractors and consultants of the Company and its subsidiaries as the Compensation Committee, in its discretion, selects. The Compensation Committee is authorized to delegate any of its authority under the Plan (including the authority to grant awards) to such executive officers of the Company as it thinks appropriate and as permitted by Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Shares granted under the Plan will be made available from unissued Common Stock or from Common Stock held in treasury.

        The Plan authorized a maximum of 8,000,000 shares to be available for grant pursuant to the Plan. The Company previously granted 6,054,175 shares under the Plan, leaving 1,945,825 shares remaining available for grant under the Plan as of March 31, 2009.

        The Plan imposes the following limitations on awards issued under the Plan: (i) the maximum number of shares of Common Stock that may be granted as awards to any participant in any fiscal year shall not exceed 1,500,000 shares; (ii) the maximum amount of cash or cash payments that may be granted as awards in any fiscal year shall not exceed $100,000; and (iii) the maximum number of dividend rights that may be granted as awards to any participant in any fiscal year shall not exceed dividend rights with respect to 1,500,000 shares. The shares of Common Stock subject to the Plan and each limitation described above are subject to adjustment in the event of certain changes of capitalization as set forth in the section entitled "Adjustments upon Changes in Capitalization" of the Plan.

        If any award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such award will again be available for future grant.

        Director Awards.    The Plan authorizes the Governance and Nominating Committee to grant and administer discretionary annual awards to non-employee directors. Such discretionary annual awards may include grants of stock options, restricted stock, deferred stock units, or any other award authorized under the Plan, or any combination thereof.

        Options.    The Plan authorizes the Compensation Committee to grant to participants options to purchase Common Stock, which may be in the form of a non-statutory stock option or, if granted to an employee, in the form of an Incentive Stock Option (an "ISO"). The terms of all ISOs issued under the Plan will comply with the requirements of Section 422 of the Code. The exercise price of options granted under the Plan may not be less than 100% of the fair market value of the Common Stock at the time the option is granted (110% of the fair market value on the date of grant in the case of an incentive stock option granted to a ten percent stockholder). The Compensation Committee will determine the time an option may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable, method of delivery and whether an option will be granted in tandem with other awards.

        Stock Appreciation Rights.    The Plan authorizes the Compensation Committee to grant to participants stock appreciation rights. A stock appreciation right entitles the grantee to receive upon exercise, the excess of (a) the fair market value of a specified number of shares of Common Stock at the time of exercise over (b) the fair market value of the Common Stock at the time the stock appreciation right was granted. The Compensation Committee will determine the time a stock appreciation right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable, method of delivery and whether a stock appreciation right will be granted in tandem with other awards.

        Deferred Stock Units.    The Plan authorizes the Compensation Committee to grant to participants deferred stock units. A deferred stock unit is an award that entitles a participant to receive the value of underlying Common Stock, at some later date, in cash or in Common Stock as determined by the Compensation Committee. Deferred stock units may be subject to time and/or performance based vesting conditions, as determined by the Compensation Committee in its discretion. No Common Stock will be issued at the time a deferred stock unit is granted. Rather, the Company will establish an account for the participant and will record in such account the number of deferred stock units granted to such participant (which units will be valued initially based upon the then-fair market value of the Common Stock). The Compensation Committee will also determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of a deferred stock unit, an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of shares of Common Stock.

        Restricted Stock.    The Plan authorizes the Compensation Committee to grant to participants restricted Common Stock with such restriction periods, restrictions on transferability, and performance goals as the Compensation Committee may designate at the time of grant. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the restriction period. Other than the restrictions on transfer, a participant will have all the rights of a holder of the shares of Common Stock, representing the restricted stock, including the rights to all distributions (including regular cash dividends) made or declared with respect to the restricted stock. If any such dividends are distributions paid in stock, the stock will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which the stock has been distributed. Restricted stock will be forfeitable to the Company upon a participant's termination of employment during the applicable restricted period. The Compensation Committee, in its discretion, may accelerate the time at which restrictions or forfeiture conditions will lapse, or may remove any performance goal requirement upon the death, disability, retirement or otherwise of a participant.

        Cash Payments.    The Plan authorizes the Compensation Committee, subject to limitations under applicable law, to grant cash payments to participants. These may be granted separately or as a supplement to any stock-based award.

        Dividend Rights.    The Plan authorizes the Compensation Committee to grant dividend rights to participants, which rights entitle a participant to receive the dividends on Common Stock to which the participant would be entitled if the participant owned the number of shares of Common Stock represented by the dividend rights. Dividend rights may be granted separately or in tandem with any other awards. If a dividend right is granted in tandem with another award, it will lapse, expire or be forfeited simultaneously with the lapse, expiration or forfeiture of the other award. If the dividend right is granted separately, it will lapse, expire or be forfeited as the Compensation Committee determines.

        Performance-Based Awards.    Performance-based awards are certain awards which are based on the attainment of specified performance goals. A performance-based award will vest and become payable to and/or exercisable by the participant upon achievement during a specified performance period of performance goals established by the Compensation Committee. Performance goals may be established on a Company-wide basis, or with respect to any subsidiary or business unit of the Company.

        In the case of performance-based awards which are intended to satisfy Section 162(m) of the Code and which are granted to participants who are "covered employees" under Section 162(m) of the Code, the applicable performance goals are limited to one or more of the following:

  •
  profits or revenue targets on an absolute or per share basis (including, but not limited to, EBIT, EBITDA, operating income, EPS);

  •
  market share targets;

  •
  profitability targets as measured through return ratios, stockholder returns, qualitative milestones; or

  •
  any other financial or other measurement deemed appropriate by the Compensation Committee as it relates to the results of operations or other measurable progress of the Company or its subsidiary or business unit.

        Performance goals may be expressed in absolute or relative terms and may be based on comparisons with a group of peer companies or by a financial market index. In addition, with respect to awards that are not intended to qualify as "performance-based" under Section 162(m) of the Code, performance goals may include any other goal that the Committee determines to be appropriate.

        Other Stock-Based Awards.    To permit the Compensation Committee the flexibility to respond to future changes in compensation arrangements, the Plan authorizes the Compensation Committee, subject to limitations under applicable law, to grant to participants such other stock-based awards as deemed by the Compensation Committee to be consistent with the purposes of the Plan. The Compensation Committee may determine the terms and conditions of such stock-based awards.

        Terms of Awards.    The term of each award will be determined by the Compensation Committee at the time each award is granted, provided that the terms of options, stock appreciation rights and dividend rights may not exceed ten years. Awards granted under the Plan generally will not be transferable, except by will and the laws of descent and distribution. However, the Compensation Committee may grant awards to participants (other than ISOs) that may be transferable without consideration to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.

        Award Agreements.    All awards granted under the Plan will be evidenced by a written agreement that may include such additional terms and conditions not inconsistent with the Plan as the Compensation Committee may specify. Award agreements are not required to contain uniform terms or provisions.

        Term of the Plan; Amendment and Adjustment.    No awards may be granted under the Plan after April 27, 2015. The Plan may be terminated by the Board of Directors at any time, but the termination of the Plan will not adversely affect awards that have previously been granted. In addition, the Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or the Compensation Committee's authority (or the Governance and Nominating Committee's authority, as applicable) to grant awards under the Plan without the consent of the Company's stockholders or participants, except that any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.

Interest Of Certain Persons In Matters To Be Acted Upon

        From time to time, each of our non-employee directors may be granted discretionary annual awards under the Plan, which discretionary annual awards will be administered by the Governance and Nominating Committee. In February 2009, the Governance and Nominating Committee authorized a discretionary grant of 7,200 deferred stock units to each non-employee director (10,000 deferred stock units in the case of the Chairman) to be granted immediately following the Annual Meeting, subject to stockholder approval of the second amendment.

New Plan Benefits

        Employees, consultants and directors who will participate in the Plan in the future, and the amounts of their awards, will be determined by the Compensation Committee or the Governance and Nominating Committee, as applicable, subject to the restrictions outlined above. The amount of shares subject to these awards has not yet been determined. As no additional determinations have yet been made, it is not possible to state the terms of any individual awards which may be issued under the Plan or the names or positions of, or respective amounts payable or allocable to any participants in the Plan, other than as provided in this summary.

Certain Federal Income Tax Consequences

        The following discussion is a summary of certain federal income tax considerations that may be relevant to participants under the Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other considerations that may be relevant to a participant.

        Incentive Stock Options.    In general, neither the grant nor the exercise of an incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and the Company will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this period (a "disqualifying disposition"), then the option holder will include as compensation income for the year of the disposition, an amount equal to the excess of the fair market value of the shares upon exercise over the exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.

        Under the Plan, incentive stock options may, if permitted by the Committee, be exercised in whole or in part with shares of Common Stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

        Non-Statutory Stock Options.    A non-statutory stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize compensation income at the time a non-statutory stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-statutory stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any non-statutory stock option will be equal to the sum of the exercise price and the amount included in income with respect to such option.

        Under the Plan, non-statutory options may, if permitted by the Committee, be exercised in whole or in part with shares of Common Stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

        Stock Appreciation Rights.    A recipient realizes no taxable income when an SAR is granted. Upon exercising an SAR, a recipient will realize ordinary income in an amount equal to the cash or value of the shares received. Generally, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

        Deferred Stock Units.    A participant who is granted a deferred stock unit will not recognize any compensation income upon grant. The participant will recognize compensation income equal to the amount of cash and the fair market value of the Common Stock delivered to the participant in settlement of the deferred stock units. The Company will generally be entitled to a tax deduction in the year the deferred stock unit is settled in an amount equal to the compensation income recognized by the participant.

        Restricted Stock.    Restricted stock received pursuant to awards, including performance-based awards, will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a holder of restricted stock does not make the election described below, the holder realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the holder will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A holder's tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the holder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the holder's tax basis in the shares.

        Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the restricted stock holder elects to realize compensation income with respect to the shares when the restricted stock is granted rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the holder receives them (valued without taking the restrictions into account), less any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the holder will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The holder's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the holder, and the holding period for such shares begins at that time. If, however, the shares are subsequently forfeited, the holder will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the holder upon the making of the Section 83(b) election. To make a Section 83(b) election, a holder must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the holder must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

        In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the holder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income.

        Cash and Dividend Payments.    A participant will recognize compensation income upon receipt of any cash pursuant to any award, including as a dividend right. The Company will generally be entitled to a tax deduction for the payment in an amount equal to the compensation income recognized by the participant.

        Withholding.    The Company is entitled to deduct from the payment of any award all applicable income and employment taxes required by federal state or local law to be withheld, or to take such other action as the Committee may deem advisable to enable the Company or any subsidiary and participants to satisfy tax obligations relating to any award.

        Section 162(m) Limitations.    Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is "performance-based compensation" and meets certain other requirements outlined in Code Section 162(m) and related regulations. Under the Plan, the Compensation Committee may in its discretion grant awards that are intended to qualify as performance-based compensation.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE SECOND AMENDMENT TO THE STOCK INCENTIVE PLAN AS DESCRIBED ABOVE.

 OTHER MATTERS

        We know of no other matters to come before the Annual Meeting other than those stated in the Notice of the Annual Meeting. To date, we have not received any stockholder proposals. However, if any other matters are properly presented to the stockholders for action, it is the intention of the proxyholders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Such persons are also required to provide us with copies of all such reports filed with the SEC. Based solely upon the information supplied to us by these persons, we are required to report any known failure to file these reports within the specified period. To our knowledge, based solely upon a review of the Section 16(a) reports furnished to us and the written representations of these reporting persons, these persons complied with all filing requirements in a timely fashion for fiscal year 2008, except that (i) Mr. Donald J. Carty did not timely file a Form 3 in connection with his appointment to our Board of Directors in April 2008, (ii) Mr. Glenn G. Taniguchi did not timely file a Form 3 in connection with his designation as an executive officer in April 2008, (iii) Mr. Carty did not timely file a Form 4 in connection with the grant of options to Mr. Carty on April 8, 2008 and (iv) Mr. Bert T. Kobayashi and Mr. L. Todd Budge did not timely file a Form 4 in connection with the grant of deferred stock units to such persons on May 20, 2008. All such reports were subsequently filed.

STOCKHOLDER PROPOSALS

        Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year's Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on December 16, 2009. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

        In order to be properly brought before the 2010 Annual Meeting, a stockholder's notice of a matter the stockholder wishes to present (other than a matter brought pursuant to SEC Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the 2009 Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Amended Bylaws (and not pursuant to the SEC Rule 14a-8) must be received no later than the close of business on February 26, 2010, and no earlier than the close of business on January 27, 2010, unless our annual meeting date occurs more than 30 days before or more than 70 days after May 27, 2010. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

        To be in proper form, a stockholder's notice must include the specified information concerning the proposal or nominee as described in our Amended Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Amended Bylaw and SEC requirements. We will not consider any proposal or nomination that does not meet the Amended Bylaw and SEC requirements for submitting a proposal or nomination.

 ANNUAL REPORT

        Together with this Proxy Statement, we are mailing the 2008 Annual Report to Stockholders which includes financial statements for the year ended December 31, 2008, as well as other information about our activities. The 2008 Annual Report to Stockholders is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.

        A COPY OF THE FORM 10-K ANNUAL REPORT (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2008, WHICH WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO ANY STOCKHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE. THE REQUEST SHOULD BE DIRECTED TO HAWAIIAN HOLDINGS, INC., ATTENTION: HOYT H. ZIA, 3375 KOAPAKA STREET, SUITE G-350, HONOLULU, HI 96819.

 APPENDIX A

HAWAIIAN HOLDINGS, INC.
2005 STOCK INCENTIVE PLAN

Section 1.    Purpose of the Plan

        The purpose of the 2005 Stock Incentive Plan (the "Plan") is to further the interests of Hawaiian Holdings, Inc. (the "Company") and its stockholders by providing long-term performance incentives to those employees, Non-Employee Directors, contractors and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

Section 2.    Definitions

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (a)   "Award" means any Option, SAR, Restricted Stock, Dividend Right, Deferred Stock Unit and other Stock-Based Awards, or other cash payments granted to a Participant under the Plan.

        (b)   "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (d)   "Deferred Stock Unit" means an Award that shall be valued in reference to the market value of a share of Stock (plus any distributions on such Stock that shall be deemed to be re-invested when made) and may be payable in cash or Stock at a specified date as elected by a Participant.

        (e)   "Director Cause" shall mean (i) a final conviction of a felony involving moral turpitude or (ii) willful misconduct that is materially and demonstrably injurious economically to the Company.

        (f)    "Dividend Rights" means the right to receive in cash or shares of Stock, or have credited to an account maintained under the Plan for later payment in cash or shares of Stock, an amount equal to the dividends paid with respect to a specified number of shares of Stock (other than a Stock dividend that results in adjustments pursuant to Section 8(a)).

        (g)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (h)   "Fair Market Value" means, with respect to Stock, (i) the closing price per share of the Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if the Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and ask prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and ask prices for the Stock on such date as determined in good faith by the Committee; or (iv) if the provisions of clauses (i), (ii) and (iii) shall not be applicable, the fair market value established by the Committee acting in good faith. With respect to Awards or other property, "Fair Market Value" means the fair market value of such Awards or other property established by the Committee acting in good faith.

        (i)    "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

        (j)    "Non-Employee Director" means a member of the Board of Directors of the Company who is either not an employee of the Company or at such time is an employee of the Company but is not an executive officer of the Company who is compensated by the Company.

        (k)   "Option" means a right granted to a Participant pursuant to Sections 6(b) or 6(c) to purchase Stock at a specified price during specified time periods. An Option granted to a Participant pursuant to Section 6(b) may be either an ISO or a nonstatutory Option (an Option not designated as an ISO), but an Option granted pursuant to Section 6(c) to an individual who is not an employee of the Company may not be an ISO.

        (l)    "Participant" shall have the meaning specified in Section 3 hereof.

        (m)  "Performance Goal" means a goal, expressed in terms of profits or revenue targets on an absolute or per share basis (including, but not limited to, EBIT, EBITDA, operating income, EPS), market share targets, profitability targets as measured through return ratios, stockholder returns, qualitative milestones, or any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division, or department.

        (n)   "Performance Cycle" means the period selected by the Committee during which the performance of the Company or any Subsidiary, or any department thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

        (o)   "Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(e) that may be subject to certain restrictions and to a risk of forfeiture.

        (p)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect from time to time.

        (q)   "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(f) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

        (r)   "Stock" means the common stock, $0.01 par value, of the Company.

        (s)   "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to, the market value of Stock, including but not limited to any Option, SAR, Restricted Stock or Stock granted as a bonus or Awards in lieu of cash obligations.

        (t)    "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which more than 50% of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

Section 3.    Administration of the Plan

        The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"); provided that with respect to the Director Options (as defined in Section 6(c) herein), such Director Options shall instead be granted and administered by the Corporate Governance and Nominating Committee of the Board of Directors of the Company (the "Nominating Committee"). Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their employees, Participants, consultants, contractors, persons claiming rights from or through Participants and stockholders of the Company.

        Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the employees, Non-Employee Directors, contractors and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of Awards to be granted to each

Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to executive officers of the Company the authority, subject to such terms as the Committee shall determine, to exercise such authority and perform such functions, including, without limitation, the selection of Participants and the grant of Awards, as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law; provided, however, that the Committee may not delegate the authority to grant Awards, perform such functions or make any determination affecting or relating to the executive officers of the Company.

Section 4.    Participation in the Plan

        Participants in the Plan shall be employees, Non-Employee Directors, contractors and consultants of the Company and its Subsidiaries; provided, however, that only persons who are key employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as ISOs.

Section 5.    Plan Limitations; Shares Subject to the Plan

        (a)   Subject to the provisions of Section 8 hereof, the aggregate number of shares of Stock available for issuance as Awards under the Plan shall not exceed 8,000,000 shares.

        (b)   No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the exercise price on any Option or if any shares payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of shares tendered or retained shall again be available for Awards under the Plan. Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards to grant future awards as a commitment of the Company or any Subsidiary in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

        (c)   Subject to the provisions of Section 8(a) hereof, the following additional maximums are imposed under the Plan with respect to each fiscal year of the Company: (i) the maximum number of shares of Stock that may be granted as Awards to any Participant in any fiscal year shall not exceed, in the case of any Stock-Based Awards, 1,500,000 shares of Stock, (ii) the maximum amount of cash or cash payments that may be granted as Awards to any Participant in any fiscal year shall not exceed $100,000 and (iii) the maximum number of Dividend Rights that may be granted as Awards to any Participant in any fiscal year shall not exceed Dividend Rights with respect to more than 1,500,000 shares of Stock.

Section 6.    Awards

        (a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

        (b)    Options.    The Committee may grant Options to Participants on the following terms and conditions:

            (i)  The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but in the case of ISOs the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

           (ii)  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price for an Option shall be paid in cash, by the surrender at Fair Market Value of Stock, by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), the means or methods of payment, including by "attestation" and through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option.

          (iii)  The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

        (c)    Director Options.

            (i)  Each person who is elected for the first time to be a Non-Employee Director by the Board of Directors of the Company or by the stockholders of the Company shall receive, on the date of his or her initial election, an automatic grant of an Option to purchase 5,000 shares of Stock. The date on which an Option is granted under this Section and Section 6(c)(ii) to a specified Non-Employee Director shall constitute the date of grant of such Option (the "Date of Grant").

           (ii)  Each Non-Employee Director shall also receive an automatic annual grant of an Option to purchase 10,000 shares of Stock on an annual basis; provided that, if such Non-Employee Director is then serving as Chairman of the Board, such Option shall be for 15,000 shares of Stock. The Options granted pursuant to Section 6(c)(i) and this Section 6(c)(ii) shall be referred to herein as "Director Options."

          (iii)  The exercise price per share of all Director Options shall be the Fair Market Value per share of Stock on the Date of Grant. Each Director Option, to the extent vested, may be exercised in whole or in part, the exercise price may be paid in cash or (if specifically approved by the Nominating Committee) by the surrender at Fair Market Value of Stock (either actually, by attestation or otherwise), or (if specifically approved by the Nominating Committee) by any combination of cash and shares of Stock, and shall be subject to such other terms and provisions as the Committee shall determine.

          (iv)  Director Options shall vest at the rate of 33 1/3% per year following the Date of Grant.

           (v)  If a Non-Employee Director shall voluntarily or involuntarily cease to serve as a director of the Company and, where applicable, as an employee of the Company, or if a Non-Employee Director's service with the Company shall terminate on account of death or disability, the unvested Director Options of such Non-Employee Director shall terminate immediately and the vested Director Options of such Non-Employee Director shall terminate one year following the first day that the Non-Employee Director is no longer such a director (or in the case of a Non-Employee Director who is also an employee, one year following the later of the first day that the Non-Employee Director is no longer a director or an employee of the Company); provided that if such Non-Employee Director is removed for Director Cause, the Director Options shall terminate immediately. In no event may the Non-Employee Director, or his or her guardian, conservator, executor or administrator, as the case may be, exercise a Director Option of such Non-Employee Director after the end of the original term of such option.

          (vi)  At its discretion, the Nominating Committee may issue any other type of Award in lieu of a Director Option, provided that the Fair Market Value of such Award (as determined by the Nominating Committee in its sole discretion) is equal to the Fair Market Value of the Director Option that would otherwise be granted pursuant to this Section 6(c).

        (d)    Deferred Stock Units.    The Committee is authorized to award Deferred Stock Units to Participants in lieu of payment of a bonus or a Stock-Based Award or cash payment granted under the Plan if so elected by a Participant under such terms and conditions as the Committee shall determine. Settlement of any Deferred Stock Units shall be made in cash or shares of Stock.

        (e)    Restricted Stock.    The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i)  Restricted Stock awarded to a Participant shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, and such restrictions on transferability and other restrictions and Performance Goals for such periods as the Committee may establish. Additionally, the Committee shall establish at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

           (ii)  Restricted Stock shall be forfeitable to the Company by the Participant upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse, or may remove any Performance Goal requirement upon the death, disability, retirement or otherwise of a Participant, whenever the Committee determines that such action is in the best interests of the Company.

          (iii)  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

          (iv)  Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

        (f)    Stock Appreciation Rights.    The Committee is authorized to grant SARs to Participants on the following terms and conditions:

            (i)  A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

           (ii)  The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

        (g)    Cash Payments.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

        (h)    Dividend Rights.    The Committee is authorized to grant Dividend Rights to Participants on the following terms and conditions:

        (i)    Dividend Rights may be granted either separately or in tandem with any other Award. If any Dividend Rights are granted in tandem with any other Award, such Dividend Rights shall lapse, expire or be forfeited simultaneously with the lapse, expiration, forfeiture, payment or exercise of the Award to which the Dividend Rights are tandemed. If Dividend Rights are granted separately, such Dividend Rights shall lapse, expire or be terminated at such times or under such conditions as the Committee shall establish.

            (i)  The Committee may provide that the dividends attributable to Dividend Rights may be paid currently or the amount thereof may be credited to a Participant's Plan account. The dividends credited to a Participant's account may be credited with interest, or treated as used to purchase at Fair Market Value Stock or other property in accordance with such methods or procedures as the Committee shall determine and shall be set forth in the Award Agreement evidencing such Dividend Rights. Any crediting of Dividends Rights may be subject to restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Stock or Stock equivalents. The Committee may provide that the payment of any Dividend Rights shall be made, or once made, may be forfeited under such conditions as the Committee, in its sole discretion, may determine.

          (ii)    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards, in addition to those provided in Sections 6(b), (c), (d), (e) and (f) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

Section 7.    Additional Provisions Applicable to Awards

        (a)    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR or the purchase price of any Award conferring a right to purchase Stock:

            (i)  If granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

           (ii)  If retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

        (b)    Exchange and Buy Out Provisions.    The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

        (c)    Performance Goals.    The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee.

        (d)    Term of Awards.    The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option (other than a Director Option granted to an Non-Employee Director who is not an employee of the Company), SAR or Dividend Right exceed a period of ten years from the date of its grant; provided that in the case of any ISO, the term of the Option shall be such shorter period as may be applicable under Section 422 of the Code.

        (e)    Form of Payment.    Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, or on a deferred basis. The Committee may, whether at the time of grant or at any time thereafter prior to payment or settlement, permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer receipt of all or any portion of any payment of cash or Stock that would otherwise be due to such Participant in payment or settlement of an Award under the Plan. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of Dividend Rights in respect of deferred amounts credited in Stock equivalents.) The Committee, in its discretion, may accelerate any payment or transfer upon a change of control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

        (f)    Loan Provisions.    With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, including but not limited to the Sarbanes-Oxley Act of 2002, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

        (g)    Awards to Comply with Section 162(m).    The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, and shall be conditional upon the achievement of Performance Goals that have been established by the Committee in writing not later than the earlier of (i) 90 days after the beginning of the Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed. Before any compensation pursuant to a Performance-Based Award (other than Options and SARs granted at not less than Fair Market Value) is paid, the Committee shall certify in writing that the Performance Goals applicable to the Performance-Based Award were in fact satisfied.

Section 8.    Adjustments upon Changes in Capitalization

        (a)   In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or that would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

        (b)   In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of the Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Section 9.    General Provisions

        (a)    Changes to the Plan and Awards.    The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's (or the Nominating Committee's) authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

        The foregoing notwithstanding, any Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

        (b)    No Right to Award or Employment.    Except as provided in Section 6(c), no employee, Non-Employee Director, contractor or consultant or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary or be viewed as requiring the Company or Subsidiary to continue the services of any contractor or consultant for any period. There is no obligation for uniformity of treatment among Participants. Except as set forth in Section 6(e)(iv), no Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

        (c)    Taxes.    The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. Withholding of taxes in the form of shares of Stock from the profit attributable to the exercise of any Option shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

        (d)    Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

        (e)    Securities Law Requirements.

            (i)  No Award granted hereunder shall be exercisable if the Company shall at any time determine that (a) the listing upon any securities exchange, registration or qualification under any state or federal law of any Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (a) or clause (b) above, the exercisability of such Awards shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when exercisability has been suspended.

           (ii)  The Committee may require, as a condition to the right to exercise any Award that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

        (f)    Termination.    Unless the Plan shall theretofore have been terminated, the Plan shall terminate on April 27, 2015, and no Options under the Plan shall thereafter be granted.

        (g)    Fractional Shares.    The Company will not be required to issue any fractional common shares pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

        (h)    Discretion.    In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

        (i)    Adoption of the Plan and Effective Date.    The Plan shall be adopted by the Board of Directors of the Company and shall be effective as of the date of Stockholder approval.

 FIRST AMENDMENT
TO
HAWAIIAN HOLDINGS, INC.
2005 STOCK INCENTIVE PLAN

As adopted by the board of directors of Hawaiian Holdings, Inc. on September 27, 2006

        THIS FIRST AMENDMENT TO HAWAIIAN HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN (the "Amendment") is made by Hawaiian Holdings, Inc. to be effective on September 27, 2006.

        1.    Amendment to Section 2(j).    Section 2(j) of the Hawaiian Holdings, Inc. 2005 Stock Incentive Plan (the "Plan") is hereby deleted in its entirety and restated to read as follows:

          "Non-Employee Director" means a member of the Board of Directors of the Company who is not an employee of the Company or any Subsidiary of the Company.

        2.    Reaffirmation of the Plan.    The Plan and all of it provisions are hereby reaffirmed as being in full force and effect, except as expressly amended by this Amendment.

 APPENDIX B

SECOND AMENDMENT
TO
HAWAIIAN HOLDINGS, INC.
2005 STOCK INCENTIVE PLAN

As adopted by the board of directors of Hawaiian Holdings, Inc. on November 12, 2008

        THIS SECOND AMENDMENT TO HAWAIIAN HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN (the "Amendment") is made by Hawaiian Holdings, Inc. to be effective on November 12, 2008.

        Section 1.    Amendments.

        (a)    Amendment to Section 2.    The term "Discretionary Director Awards" is hereby inserted, in alphabetical order, in Section 2 to read in its entirety as follows:

          "Discretionary Director Awards" shall have the meaning specified in the Section 6 hereof."

        (b)    Amendment to Section 3.    The first paragraph of Section 3 is hereby deleted in its entirety and restated to read as follows:

          "The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"); provided that Discretionary Director Awards shall be granted and administered by the Corporate Governance and Nominating Committee of the Board of Directors of the Company (the "Nominating Committee"; the term "Committee" as used in this Plan with respect to the administration of Discretionary Director Awards shall be deemed to mean the "Nominating Committee"). Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their employees, Participants, consultants, contractors, persons claiming rights from or through Participants and stockholders of the Company."

        (c)    Amendment to Section 6(c).    Section 6(c) is hereby deleted in its entirety and restated to read as follows:

          "Discretionary Director Awards. The Nominating Committee is authorized to grant, in its discretion, annual Awards to each Non-Employee Director (such Awards, the "Discretionary Director Awards"). The amount, timing and terms of such Discretionary Director Awards shall be determined in the sole discretion of the Nominating Committee."

        (d)    Amendment to Section 7(d).    Section 7(d) is hereby amended to delete the parenthetical "(other than a Director Option granted to a Non-Employee Director who is not an employee of the Company)" appearing in Section 7(d).

        Section 2.    Reaffirmation of the Plan.    The Plan and all of it provisions are hereby reaffirmed as being in full force and effect, except as expressly amended by this Amendment.

B-1

PROXY
HAWAIIAN HOLDINGS, INC.
3375 KOAPAKA STREET, SUITE G-350
HONOLULU, HI 96819
(808) 835-3700
PROXY—ANNUAL MEETING OF STOCKHOLDERS—WEDNESDAY, MAY 27, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Lawrence S. Hershfield, Mark B. Dunkerley, Peter R. Ingram and Hoyt H. Zia as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock and special preferred stock of Hawaiian Holdings, Inc. held of record by the undersigned on April 8, 2009 at the Annual Meeting of Stockholders to be held on Wednesday, May 27, 2009 or at any adjournment thereof.

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

Address Change/Comments (Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN AND IN ACCORDANCE WITH THE PROXIES' BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Please mark your votes as indicated in this example	☒

			FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1.	ELECTION OF DIRECTORS. The election of eight directors to serve for a one year term, each until his or her successor is duly elected and qualified.		☐	☐	☐
	01 Gregory S. Anderson 02 L. Todd Budge 03 Donald J. Carty 04 Mark B. Dunkerley	05 Lawrence S. Hershfield 06 Randall L. Jenson 07 Bert T. Kobayashi, Jr. 08 Crystal K. Rose
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)
*Exceptions

		FOR	AGAINST	ABSTAIN
2.	TO APPROVE THE SECOND AMENDMENT TO THE COMPANY'S 2005 STOCK INCENTIVE PLAN	☐	☐	☐

OWNERSHIP QUESTIONNAIRE

Please mark ONE box ONLY indicating if stock owned of record or beneficially by you is owned or controlled by persons who are U.S. Citizens or non U.S. Citizens
 (See bottom of this card for additional information.)

Please check if owner of record is a U.S. Citizen    ☐
Please check if owner of record Is NOT a U.S. Citizen    ☐

A box must be checked in order for this card to be considered valid.

Mark Here for Address Change or Comments
SEE REVERSE    ☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

OWNERSHIP QUESTIONNAIRE
(Please check one box above regarding citizenship)

In order to vote your shares in Hawaiian Holdings, Inc., you must certify your citizenship.

The Federal Transportation Act requires that U.S. air carriers like Hawaiian Airlines, the wholly owned subsidiary of Hawaiian Holdings, Inc., be owned and controlled by U.S. citizens. 49 U.S.C. ss.ss. 40102(a)(15), 41102.

To assure that Hawaiian Airlines complies with this requirement, you must complete the following certification regarding the citizenship of the owner of the shares in Hawaiian Holdings, Inc.

The owner of the shares is a "citizen of the United States" as defined by the Transportation Act if the owner is any ONE of the following:

  •
  an individual who is a citizen of the United States;

  •
  a partnership each of whose partners is an individual who is a citizen of the United States;

  •
  a corporation or association organized under the laws of the United States or of any State of the United States, the District of Columbia, or a territory or possession of the United States, of which the president and at least two-thirds of the board of directors and other managing officers are citizens of the United States, which is under the actual control of citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States. (emphasis added)

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

HAWAIIAN HOLDINGS, INC.

INTERNET
http://www.proxyvoting.com/ha

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
HAWAIIAN HOLDINGS, INC. 3375 Koapaka Street, Suite G-350 Honolulu, HI 96819 (808) 835-3700
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS To Be Held Wednesday, May 27, 2009
GENERAL INFORMATION
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
Supplemental Director Compensation Table—Outstanding Stock Awards
Supplemental Director Compensation Table—Outstanding Options
PROPOSAL NO. 1: ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
Corporate Financial Performance Goals
Corporate Non-Financial Performance Goals
Compensation Committee Report
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards At Fiscal Year-End
Option Exercises and Stock Vested
Nonqualified Deferred Compensation
Potential Payments Upon Termination or Change-in-Control
Compensation Committee Interlocks and Insider Participation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 2: SECOND AMENDMENT TO STOCK INCENTIVE PLAN
OTHER MATTERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
ANNUAL REPORT
APPENDIX A
HAWAIIAN HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN
FIRST AMENDMENT TO HAWAIIAN HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN
As adopted by the board of directors of Hawaiian Holdings, Inc. on September 27, 2006
APPENDIX B
SECOND AMENDMENT TO HAWAIIAN HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN
As adopted by the board of directors of Hawaiian Holdings, Inc. on November 12, 2008
OWNERSHIP QUESTIONNAIRE
HAWAIIAN HOLDINGS, INC.